EXECUTION COPY

                                  TARGET PRICE

                                    CONTRACT

                                     between

                          ImClone Systems Incorporated

                                       And

                                Kvaerner Process,

               ARCHITECTURAL, ENGINEERING, PROCUREMENT ASSISTANCE
                     CONSTRUCTION MANAGEMENT, AND VALIDATION

                                      of a

                        COMMERCIAL MANUFACTURING PROJECT

                                 Branchburg, NJ

                                                               KVAERNER PROCESS,
                                                a division of Kvaerner U.S. Inc.
                                                 Project No: ___________________

                              TARGET PRICE CONTRACT

                                  EXHIBIT LIST

A. Kvaerner Process Scope of Work (Rev. E dated November 26, 2001) - Articles 1.1, 1.2 and 1.8

B.    Layout Design prepared by Kvaerner - Articles 1.1 and 1.8

C.    Definitive Estimate (Rev. 2 with Rev. 2A Supplement) - Article 1.3

D.    Kvaerner Process Rate Schedule - Article 2.1(a)(1)

E.    Kvaerner Process Travel and Living Adjustment Schedule - Article 2.1(a)(2)

F.    Mechanical Completion - Article 2.1(c)(1)

G. Kvaerner Documentation required for monthly reimbursable expenses - Articles 3.1 and 3.2

H.    Project Schedule -Identifying critical milestone dates - Articles 5.1 and
      4.3

      THIS TARGET PRICE CONTRACT (this "CONTRACT") is made as of the 15th day of July, 2002 (the "Effective Date"), by and between ImClone Systems Incorporated, a company incorporated under the laws of the State of Delaware hereinafter referred to as "OWNER", and KVAERNER PROCESS, a division of Kvaerner U.S. Inc., ("KVAERNER PROCESS") a company incorporated under the laws of the State of Delaware.

                              W I T N E S S E T H:

      In consideration of the mutual promises and agreements of the parties herein expressed, the parties hereto agree as follows:

ARTICLE 1. SCOPE OF WORK

      1.1 KVAERNER PROCESS shall furnish certain engineering and design services; procurement services; field supervision; home office construction support services; construction management services, and validation services as expressly stated in EXHIBIT A which is attached hereto and incorporated by reference herein (hereinafter collectively and severally referred to as the "KVAERNER WORK") for OWNER's C225 Commercial Manufacturing Project to be constructed at Branchburg NJ (the "PROJECT"), in accordance with the layout design prepared by KVAERNER PROCESS (EXHIBIT B).

      1.2 EXHIBIT A, and the attachments thereto, provide a detailed scope of work for labor, equipment, materials and construction of the PROJECT (the "PROJECT WORK"). The PROJECT WORK shall be performed by certain contractors, vendors, suppliers, manufacturers and others (the "CONTRACTORS"). The OWNER or KVAERNER PROCESS acting on OWNER's behalf shall enter into contracts with the CONTRACTORS (which contracts shall be referred to as the "CONTRACTOR AGREEMENTS").

      1.3 KVAERNER PROCESS has provided OWNER with an estimate for the completion of the KVAERNER WORK and the PROJECT WORK in the amount of $225,205,648 (the "TARGET PRICE"), in accordance with a detailed summary of all costs and expenses included in the TARGET PRICE which is contained in the definitive estimate which is attached here to as EXHIBIT C and incorporated by reference herein.

      1.4 The KVAERNER WORK and the PROJECT WORK shall be based on the soils investigation, data and conclusions contained in the report entitled "Soil and Foundation Investigation" dated January 17, 2001, prepared by Melick/Tully and Associates, P.C., an independent soils consultant. In the event that any subsurface conditions not revealed in said soils consultant's reports, or any other unusual, unexpected or unforeseen physical conditions encountered at the PROJECT site results in additional work by KVAERNER PROCESS, KVAERNER PROCESS shall have the right to submit a Change Order Request to the OWNER consistent with ARTICLE 4, herein.

      1.5 KVAERNER PROCESS shall comply with all applicable laws and regulations, dealing with employer/employee relations, and shall obtain all licenses and permits required for the performance of the KVAERNER WORK that are to be taken out in KVAERNER PROCESS' name. If KVAERNER PROCESS incurs additional expense in the prosecution of the KVAERNER WORK as the result of a change or modification of any existing law or regulation or as the result of any law or regulation not applicable to the KVAERNER WORK or the PROJECT WORK as of the date of this CONTRACT, such matter shall be handled as a change in accordance with ARTICLE 4.

      1.6 KVAERNER PROCESS shall at all times keep the PROJECT site and other parts of OWNER's premises free from accumulations of waste and rubbish caused by KVAERNER PROCESS employees or the KVAERNER WORK. At the completion of the KVAERNER WORK, KVAERNER PROCESS shall remove from the PROJECT site and other parts of

            OWNER's premises all of KVAERNER PROCESS' equipment, tools, scaffolding, surplus materials and other personal property and shall leave the PROJECT site "broom clean."

            KVAERNER PROCESS shall also direct and require each CONTRACTOR to clean up the PROJECT site daily and otherwise to keep the PROJECT site and other parts of the OWNER's premises free from accumulations of waste and rubbish caused by CONTRACTORS' employees, suppliers and subcontractors on the PROJECT. At the completion of the PROJECT WORK, KVAERNER PROCESS shall direct and require each CONTRACTOR to remove from the PROJECT site, and other parts of the OWNER's premises, all of the CONTRACTORS' equipment, tools, scaffolding, surplus material and personal property (as well as the equipment, tools, scaffolding, surplus material and personal property of each CONTRACTOR's subcontractors and suppliers), and shall leave the PROJECT site "broom clean." OWNER may require additional cleaning by KVAERNER PROCESS or any CONTRACTOR as warranted to maintain a safe PROJECT site.

      1.7 KVAERNER PROCESS shall not have responsibility for handling, transport, treatment or disposal of hazardous, toxic, noxious or otherwise regulated compounds, it being expressly agreed that such activities are not within EXHIBIT A and that no Change Order may be written requiring KVAERNER PROCESS to perform these duties unless that Change Order expressly refers to this ARTICLE 1.7 and states that it supercedes this clause.

      1.8 OWNER shall cooperate fully with KVAERNER PROCESS in the performance of the KVAERNER WORK, granting KVAERNER PROCESS free and complete access to the site as described in EXHIBIT B, and providing such other assistance as KVAERNER PROCESS may reasonably request. Without limiting the generality of the foregoing, but subject to KVAERNER PROCESS' obligations as set forth in ARCTICLE 1.1 herein, OWNER shall provide, or cause to be provided, all work, facilities, materials and other items required for the KVAERNER WORK, other than those items expressly stated in EXHIBIT A to be provided by KVAERNER PROCESS, all without cost to KVAERNER PROCESS and in a timely manner.

      1.9 OWNER shall have the right to accept or reject all PROJECT personnel assigned by KVAERNER PROCESS to the PROJECT. Without limiting the foregoing, this right shall include the right to cause the prompt removal of personnel from the PROJECT. In addition, key PROJECT personnel may not be removed from or reassigned with respect to the PROJECT by KVAERNER PROCESS without the prior approval of OWNER. For purposes of the foregoing sentence, key PROJECT personnel are: the Project Director, Project Manager, Project Engineers, Lead Discipline Engineers/Architects, Resident Construction Manager, Sub-Contracts Manager, Construction Scheduler, Project Controls Manager and Construction Superintendents.

ARTICLE 2. CONTRACT PRICE

      2.1 As compensation for the KVAERNER WORK, OWNER shall pay to KVAERNER PROCESS, in the manner and at the times set forth in ARTICLE 3 below, the "KVAERNER CONTRACT PRICE" comprised of (1) REIMBURSABLE COSTS, (2) FIXED FEE, and (3) EARNED FEE, if any.

            2.1(a) REIMBURSABLE COSTS:

                  1. Amounts for each man-hour expended by KVAERNER PROCESS in performance of the KVAERNER WORK in accordance with rates and multipliers established in EXHIBIT D and other costs established herein.

                  2. Travel and Living Adjustments at actual costs and at rates and levels in accordance with KVAERNER PROCESS' standard policies and procedures, which are attached as EXHIBIT E.

                  3. Other costs and expenses reasonably incurred by KVAERNER PROCESS in the performance of the KVAERNER WORK as agreed between the OWNER and KVAERNER PROCESS as ordered by written contract change order in accordance with
                        ARTICLE 4 herein.

            2.1(b) FIXED FEE:

            A fixed fee of $1,200,000 shall be paid to KVAERNER PROCESS in two installments. A first installment amount of $600,000 shall be paid within thirty (30) days after the EFFECTIVE DATE. A second installment of $600,000 shall be paid on or before December 31, 2002.

            2.1 (c) EARNED FEE:

            KVAERNER PROCESS shall be entitled to earn fees in addition to the fixed fee stated above, such earned fees not to exceed $3,300,000, for schedule or cost achievements in accordance with the following subsections. The sum of the fees, if any, earned under these subsections 2.1 (c)(1) and 2.1 (c)(2) shall be the "EARNED FEE".

            2.1(c)(1) Earned Fee for Schedule.

            The target date for MECHANICAL COMPLETION, as that term is defined in EXHIBIT F, is June 18, 2004 (the "TARGET DATE"). The actual date of mechanical completion shall be "MECHANICAL COMPLETION DATE". In the event MECHANICAL COMPLETION occurs within 28 days before or after the TARGET DATE (the "DEADBAND"), KVAERNER PROCESS shall earn a fee of $1,350,000, payable within 30 days after the determination that MECHANICAL COMPLETION has been achieved. For each week or partial week that MECHANICAL COMPLETION is earlier than May 21, 2004, the fee shall be increased in accordance with the following schedule:

            MECHANICAL COMPLETION DATE      Additional Fee    Total Earned Fee For Schedule
            --------------------------      --------------    -----------------------------
            May 14 to May 20, 2004            $  500,000                $1,850,000
            Before or on May 13, 2004         $1,000,000                $2,350,000

            For each week or partial week that MECHANICAL COMPLETION occurs after July 16, 2004, the earned fee shall be reduced in accordance with the following schedule:

            MECHANICAL COMPLETION DATE      Fee Deduction     Total Earned Fee For Schedule
            --------------------------      -------------     -----------------------------
            July 17 to July 23, 2004          $  350,000                $1,000,000
            July 24 to July 30, 2004          $  700,000                $  650,000
            July 31 to August 6, 2004         $1,000,000                $  350,000
            On or after August 7, 2004        $1,350,000                $    -0-

            2.1(c)(2) Earned Fee for Cost

            KVAERNER PROCESS shall be entitled to payment of additional fees if
            (a) the OWNER'S MECHANICAL COMPLETION COST is less than 106% of the ADJUSTED TARGET PRICE and (b) the MECHANICAL COMPLETION DATE occurs within or prior to the DEADBAND. As used in the previous sentence:

                  "OWNER'S MECHANICAL COMPLETION COST," also referred to as "OMCC," means the sum of (i) the amount paid by OWNER as the KVAERNER CONTRACT PRICE (excluding any costs expended by OWNER to compensate KVAERNER

                  PROCESS for validation services) and (ii) other amounts paid by OWNER for the PROJECT WORK.

                  "ADJUSTED TARGET PRICE," also referred to as "ATP," means the TARGET PRICE as adjusted to subtract KVAERNER PROCESS' estimated costs for validation services, which are estimated in EXHIBIT C.

            In such event, KVAERNER PROCESS shall earn a fee in accordance with the following schedule:

            OMCC relative to ATP                                                Total Earned Fee For Cost
            --------------------                                                -------------------------
            OMCC (less than or equal to) 90% of ATP                             $950,000
            90% of ATP (less than) OMCC (less than or equal to) 92.5% of ATP    $800,000
            92.5% of ATP (less than) OMCC (less than or equal to) 96% of ATP    $700,000
            96% of ATP (less than) OMCC (less than) 104% of ATP                 $450,000
            104% of ATP (less than or equal to) OMCC (less than) 105% of ATP    $100,000
            105% of ATP (less than or equal to) OMCC (less than) 106% of ATP    $ 50,000
            OMCC (greater than or equal to) 106% of ATP                         $   -0-

            The "Total Earned Fee for Cost" from the preceding schedule shall be payable as follows:

            (A) A provisional payment shall be made within thirty (30) days after the date of the first cost report issued after MECHANICAL COMPLETION, provided that the sum of the actual costs and forecasted costs in said report demonstrate that the OMCC is less than 106% of ATP. The provisional payment shall be equal to fifty percent (50%) of the Total Earned Fee for Cost as determined in accordance with the above schedule.

            (B) The balance of the Total Earned Fee for Cost shall be paid within thirty (30) days after closure of all contracts and purchase orders for the PROJECT, subject, however, to adjustment if, following such closure, the final tabulation of OMCC demonstrates that a different amount of Total Earned Fee for Cost is due or that no Earned Fee for Cost is due. Should an amount be due OWNER on account of such adjustment, it shall be paid by KVAERNER PROCESS within thirty (30) days of receipt of OWNER'S written notice thereof.

            2.1(c)(3) Adjustments to Price

            The TARGET PRICE and the ADJUSTED TARGET PRICE shall be increased by
            (1) the additional amount paid to any CONTRACTOR resulting from any OWNER approved written change orders resulting from causes other than KVAERNER PROCESS' DEFECTIVE WORK (as defined in ARTICLE 6 herein) in excess of the CONTRACTOR's agreed upon CONTRACT PRICE, by
            (2) the additional amount paid to KVAERNER PROCESS resulting from any OWNER approved written change orders in excess of the estimated KVAERNER CONTRACT PRICE, (3) any additional costs to the PROJECT relating to comments of FDA officials (as communicated by OWNER) or OWNER or OWNER's consultants to the design, described in EXHIBIT B, currently the basis of the PROJECT, which are received after the execution of this CONTRACT and (4) the positive difference between
            (X) the bid amount of the BIDDER recommended by KVAERNER PROCESS for any separate scope of the PROJECT WORK, and (Y) the bid amount of the BIDDER selected by the OWNER, if other than the BIDDER recommended by KVAERNER PROCESS, pursuant to ARTICLE 2.3 PROCUREMENT of the Scope of Work attached hereto as EXHIBIT A. Only bidders from the PRE APPROVED BIDDER LIST may bid elements of PROJECT WORK and OWNER is limited to selecting bids from these PRE APPROVED BIDDER LIST bids.

            2.1(d) For purposes of clarity, the FIXED FEE is included, but EARNED FEE (if any) is not included in the TARGET PRICE, nor are they to be considered when calculating the EARNED FEE (if any).

      2.2 The KVAERNER CONTRACT PRICE and TARGET PRICE excludes all applicable import duties, sales, use, gross receipts, property and all other taxes, together with any local, state and federal taxes or duties assessed on this transaction, and OWNER shall reimburse KVAERNER PROCESS for all such taxes paid by KVAERNER PROCESS, in addition to the KVAERNER CONTRACT PRICE, excluding only taxes measured on KVAERNER PROCESS' net income and taxes which KVAERNER PROCESS is obligated to pay directly with respect to its own employees, such as social security taxes, unemployment taxes, and workmen's compensation benefit taxes or premiums. Further, if KVAERNER PROCESS is required by federal, state or local law to pay any increased or additional taxes, (including without limitation, social security taxes, unemployment or workmen's compensation benefit taxes or premiums, and excluding only taxes measured by KVAERNER PROCESS' net income), not applicable as of the date of this CONTRACT, the KVAERNER CONTRACT PRICE and TARGET PRICE shall be increased by the total amount of such duties, tax increases or additions which shall be reimbursed by Owner

      2.3 The TARGET PRICE and the KVAERNER CONTRACT PRICE forming a part thereof include an allowance for overtime necessary to attract craft labor to the PROJECT. Said allowance is included within EXHIBIT C as premiums in excess of a forty (40) hour field force work week, consisting of eight (8) straight-time hours per day, Monday through Friday, inclusive, said premiums resulting from overtime work or for work on Saturdays, Sundays or holidays (herein cumulatively referred to as "overtime"). If, after exhaustion of all overtime allowances in EXHIBIT C, OWNER requests overtime and KVAERNER PROCESS performs the requested overtime, the KVAERNER CONTRACT PRICE and TARGET PRICE shall be increased to include the premium rate portion of overtime wages and related payroll burden provided the requested overtime is not due to delays or deficiencies in the KVAERNER WORK. In the event OWNER requests overtime on the part of CONTRACTORS which is not due to delays or deficiencies in the PROJECT WORK caused by CONTRACTORS or by the KVAERNER WORK, the TARGET PRICE will be increased by the amount of the CHANGE ORDER granted to the CONTRACTOR to address the cost impacts of such overtime.

      2.4 EXHIBIT C hereto establishes the estimated basis for the KVAERNER CONTRACT PRICE and the TARGET PRICE. While KVAERNER PROCESS makes no guaranty and shall have no liability (including that for negligence) in the event that cost of the KVAERNER WORK and/or the PROJECT WORK exceeds the amounts contained in EXHIBIT C, KVAERNER PROCESS shall use its best efforts to perform its KVAERNER WORK within the estimated man-hours in EXHIBIT C and shall periodically report to the OWNER (at least monthly) any projected overruns and/or under-runs in KVAERNER PROCESS' man-hours and costs expended to complete KVAERNER WORK and any projected overruns or under-runs in the TARGET PRICE.

      2.5   KVAERNER PROCESS' entitlement to compensation in accordance with
            ARTICLE 2.1(a) and 2.1(b) shall not be affected or reduced in any way due to KVAERNER PROCESS' inability to maintain the cost estimates contained in EXHIBIT C for the KVAERNER WORK and/or the PROJECT WORK.

ARTICLE 3. PAYMENT TERMS

      3.1 KVAERNER PROCESS shall submit a monthly statement to the OWNER on or about the 10th calendar day of the month the amount of REIMBURSABLE COSTS, FIXED FEE and EARNED FEE, if any, that will be due KVAERNER PROCESS for KVAERNER WORK performed during that month, and deduct an amount or add an amount as required to reconcile the difference (if any) between the amount that KVAERNER PROCESS invoiced OWNER for in the previous month against the REIMBURSABLE EXPENSES, FIXED FEE or EARNED FEE paid to KVAERNER PROCESS for the proceeding month's KVAERNER WORK. KVAERNER PROCESS shall include with each monthly statement for

            REIMBURSABLE EXPENSES all documentation required by EXHIBIT G to support and verify KVAERNER PROCESS' request for payment. Owner may request reasonable additional information and documentation to support and verify such costs, and KVAERNER PROCESS shall use reasonable efforts to provide such information to OWNER, but, subject to ARTICLE 3.2, no payments to KVAERNER PROCESS shall be withheld or delayed pending the receipt of such additional information and documentation. Owner shall pay all undisputed amounts of each KVAERNER PROCESS request for payment within thirty
            (30) days after receipt of said request for payment.

      3.2 In the event of a question over the amount of any invoice, OWNER shall pay timely that portion of the invoice that is not in question, and KVAERNER PROCESS and OWNER shall make every effort to resolve the amount in question within thirty (30) days. If any amount is not paid within the thirty (30) day time period set forth in this CONTRACT, and if KVAERNER PROCESS shall have submitted all documentation required by EXHIBIT G herein, in support of such invoice, the unpaid amount shall bear interest at the rate of two percent (2%) above the prime rate offered by Chase Manhattan Bank N.A., New York, New York. OWNER's agreement to pay such interest and KVAERNER PROCESS' acceptance thereof shall not constitute a waiver by KVAERNER PROCESS of the requirement for prompt payment in accordance with this CONTRACT, or any remedies KVAERNER PROCESS may have.

            However, the OWNER shall not be obligated to pay interest at the above rate, provided that it timely pays KVAERNER PROCESS the amount of the invoice which is not in question and, further, provided that it raises a bona fide and good faith dispute to payment of the amount then unpaid and demanded by KVAERNER PROCESS.

      3.3 KVAERNER PROCESS shall indemnify and save OWNER harmless from any and all liens for labor, equipment, materials and services furnished to or by KVAERNER PROCESS, its subcontractors, vendors and suppliers, or otherwise arising out of the performance by KVAERNER PROCESS of this CONTRACT provided such liens therefor result from KVAERNER PROCESS' failure to pay amounts due from KVAERNER PROCESS for such labor, equipment, materials or services for which OWNER has paid KVAERNER PROCESS, and further that OWNER has notified KVAERNER PROCESS in writing that such a lien has been filed. KVAERNER PROCESS shall take any and all necessary measures to remove and/or bond any such lien, within thirty (30) days after such notification from the OWNER.

      3.4 KVAERNER PROCESS shall continue to provide the services required of this CONTRACT and shall continue to use reasonable efforts to maintain the PROJECT SCHEDULE (as hereinafter defined in ARTICLE 5.1), pending the resolution of any bona fide and good faith dispute regarding any KVAERNER PROCESS' payment request (unless the CONTRACT has been terminated in accordance with the terms hereof). If KVAERNER PROCESS continues to perform, the OWNER shall continue to make payments of undisputed amounts in accordance with and subject to the terms of this CONTRACT.

ARTICLE 4. EXTRA WORK: CHANGES IN THE WORK

      4.1 OWNER may request extra work or make changes, related to the scope of the KVAERNER WORK and/or the PROJECT WORK, by altering, adding to, or deducting from the KVAERNER WORK and/or the PROJECT WORK. In such event, KVAERNER PROCESS shall provide the OWNER with a Change Order Request or Requests setting forth in detail all KVAERNER WORK and all PROJECT WORK which has been altered, added or deleted and the corresponding additional cost or the reduction in cost of the KVAERNER WORK and the PROJECT WORK, as well as the impact, if any, on the TARGET PRICE and/or the TARGET DATE. KVAERNER PROCESS shall provide the OWNER with any and all documentation and information reasonably required by the OWNER to support the Change Order Requests.

      4.2 KVAERNER PROCESS reserves the right to object to any change or extra work request made by the OWNER that would adversely affect the workmanship and materials warranties or any of KVAERNER PROCESS' obligations under this CONTRACT. In such event, KVAERNER PROCESS reserves the right to request a Change Order from OWNER to waive or appropriately modify any of the guarantees, warranties or obligations contained in this CONTRACT.

      4.3. KVAERNER PROCESS shall proceed with any such extra or OWNER modified work upon receiving from OWNER a Contract Change Order signed by and mutually acceptable to, both OWNER and KVAERNER PROCESS, specifying the scope of the extra work or change, the adjustments in the TARGET PRICE and the KVAERNER CONTRACT PRICE and the TARGET DATE, if any, and other related matters. All such work shall be performed under the provisions of this CONTRACT as amended by the Contract Change Orders.

      4.4 If OWNER requests extra work or a change and KVAERNER PROCESS undertakes to estimate the adjustments attributable thereto, and if OWNER then abandons the extra work or change, KVAERNER PROCESS shall be paid for its work in estimating the adjustments attributable to the proposed extra work or change in accordance with ARTICLE 2 herein, and the KVAERNER CONTRACT PRICE and TARGET PRICE shall be increased according. Nothing in this ARTICLE 4 or elsewhere in this CONTRACT shall limit KVAERNER PROCESS' right to additional compensation for extra work performed or expenses incurred as a result of inaccuracies or omissions in information furnished by or through OWNER or from other causes that are beyond KVAERNER PROCESS' reasonable control, and the KVAERNER CONTRACT PRICE, the TARGET PRICE and TARGET DATE shall be equitably adjusted to reflect such additional performance and expenses.

      4.5 KVAERNER PROCESS may also inform OWNER in writing of other events which represent or result in a change to the KVAERNER WORK or to the PROJECT WORK and KVAERNER PROCESS shall be entitled to make a Change Order Request to revise the KVAERNER CONTRACT PRICE, TARGET PRICE and/or the TARGET DATE and/or other modifications to the obligations/liabilities of KVAERNER PROCESS as are appropriate.

      4.6 Within five (5) business days of receipt of such a Change Order Request, OWNER shall respond to the request of KVAERNER PROCESS either by accepting the Change Order Request or identifying in writing all items which are not acceptable. No Change Order shall be effective until both OWNER and KVAERNER PROCESS shall have executed it.

      4.7 In the event that KVAERNER PROCESS and the OWNER are unable to agree upon the amount or terms of any Change Order Request made by KVAERNER PROCESS, under ARTICLE 4.5 above, KVAERNER PROCESS shall continue to perform its KVAERNER WORK , as unchanged pending resolution of the dispute and OWNER shall continue to make payments of all undisputed amounts in accordance with and subject to the terms of this CONTRACT.

ARTICLE 5 SCHEDULING TIME OF PERFORMANCE: COMPLETION

      5.1 EXHIBIT H, which is attached hereto and made a part hereof, identifies and defines critical milestone dates (other than the TARGET DATE and MECHANICAL COMPLETION DATE) for the PROJECT. Within fourteen (14) days from the date of the execution of this CONTRACT, KVAERNER PROCESS shall prepare and submit to the OWNER for its approval a construction schedule (the "PROJECT SCHEDULE") which shall be in the format of Bar Chart schedule or Critical Path Method
            (CPM) schedule or other format satisfactory to the OWNER and KVAERNER PROCESS which shall (1) provide a graphic representation of all activities and events that will occur during performance of the PROJECT WORK; (2) identify each phase of construction and occupancy; and (3) identify certain milestone dates that are critical in ensuring the timely and orderly completion of the PROJECT WORK. KVAERNER PROCESS shall monitor the progress of the PROJECT WORK, shall promptly advise the OWNER of any material delays in the PROJECT SCHEDULE and shall propose an affirmative plan to remediate or mitigate any delays in the PROJECT SCHEDULE. Material delays are those that the parties would reasonably anticipate are likely to have an impact on the MECHANICAL COMPLETION DATE.

      5 2. KVAERNER PROCESS shall use its best efforts to achieve the milestone dates contained in EXHIBIT H and the TARGET DATE; provided, however, that the above dates shall be extended and changed to allow for any delays excused under ARTICLE 13.2 and extra work and changes in the KVAERNER WORK and/or CONTRACTOR WORK under
            ARTICLE 4. Upon achieving MECHANICAL COMPLETION, OWNER shall assume and have accepted responsibility and liability for the care, custody and maintenance of the PROJECT WORK and all risk of loss and damage to the PROJECT WORK.

ARTICLE 6. WARRANTIES AND GUARANTEES

      6.1 KVAERNER PROCESS warrants that it shall perform all Construction Management services required of it under this CONTRACT, in accordance with the professional standards and standards of care normally practiced by reputable, professional construction management firms performing services of a similar nature at the time and in the general location that the KVAERNER PROCESS services are performed.

      6.2 KVAERNER PROCESS warrants that it shall perform all Architectural and Engineering services required of it under this CONTRACT, in accordance with the relevant mutually agreed design basis (including the corresponding design intent evidenced thereby), and the professional standards and standards of care normally practiced by reputable Engineering firms which are also authorized to perform Architectural services performing services of a similar nature at the time and in the general location that the KVAERNER PROCESS' services are performed.

      6.3 In addition to the warranties set forth in ARTICLES 6.1 and 6.2 above, KVAERNER PROCESS shall perform all of the KVAERNER WORK in accordance with generally accepted Pharmaceutical/Biotechnology Industry standards.

      6.4 In the event that the KVAERNER WORK (including any error or omission of KVAERNER PROCESS) fails to meet the standards set forth in ARTICLES 6.1, 6.2 and 6.3 ("DEFECTIVE WORK"), KVAERNER PROCESS shall reperform the DEFECTIVE WORK without adjustment of the TARGET PRICE, ADJUSTED TARGET PRICE or FIXED FEE as defined in ARTICLE 2, to the degree and extent required to allow the DEFECTIVE WORK to comply with the foregoing standards, both prior to the MECHANICAL COMPLETION DATE or earlier termination of the CONTRACT, and for a period of twelve (12) months thereafter, provided that OWNER notifies KVAERNER PROCESS in writing within the aforementioned period, describing the alleged defects with particularity, and granting KVAERNER PROCESS all reasonable access to such KVAERNER WORK and the PROJECT so as not to delay KVAERNER PROCESS in the required correction of any such DEFECTIVE WORK and subject to all other conditions stated in this ARTICLE 6. In the event that the OWNER provides KVAERNER PROCESS with the written notice required by this ARTICLE 6.4 prior to the MECHANICAL COMPLETION DATE, KVAERNER PROCESS shall be compensated its REIMBURSABLE COSTS for reperforming any DEFECTIVE WORK but without adjustment to the TARGET PRICE. In the event that the OWNER provides KVAERNER PROCESS with the written notice required by this ARTICLE 6 prior to the expiration of twelve
            (12) months after the MECHANICAL COMPLETION DATE or earlier termination of the CONTRACT, KVAERNER PROCESS shall reperform the DEFECTIVE WORK without compensation for REIMBURSABLE COSTS and without adjustment to the TARGET PRICE.

      6.5 Subject to the limitations stated in ARTICLE 9.1 herein, KVAERNER PROCESS shall reimburse the OWNER all reasonable amounts paid to third party contractors for construction labor and material costs, required to remanufacture, field retrofit, remove or replace the PROJECT WORK which are caused by any DEFECTIVE WORK in KVAERNER PROCESS' engineering or architectural services that are contained or incorporated into any of the "Approved for Construction" drawings issued by KVAERNER PROCESS due to KVAERNER PROCESS' failure to comply with the standards contained in ARTICLE 6.2 and ARTICLE 6.3 above; provided the OWNER has given KVAERNER PROCESS written notice of such deficiencies in the PROJECT WORK prior to performing rework and prior to the expiration of twelve (12) months after the MECHANICAL COMPLETION DATE or earlier termination of the CONTRACT. KVAERNER PROCESS' liability to the OWNER for the above costs shall be limited to those amounts paid by the OWNER to third party contractors for construction labor and material costs, required to remanufacture, field retrofit, remove and replace the PROJECT WORK which exceeded and are above two and one-half percent (2.5%) of the amount of the TARGET PRICE. However, in no event shall KVAERNER PROCESS' liability for said costs exceed the amount of ten percent (10%) of the KVAERNER CONTRACT PRICE. For example, assume that the final TARGET PRICE, with all adjustments required by this CONTRACT, is computed to be the sum of $225 million. Further assume that the final KVAERNER CONTRACT PRICE, with all adjustments required of this CONTRACT, is computed to be the sum of $50 million. In that event, KVAERNER PROCESS' liability to the OWNER pursuant to this ARTICLE
            6.5 for the cost of remediation of the PROJECT WORK, caused by DEFECTIVE WORK performed by KVAERNER PROCESS shall commence once the OWNER pays to third party contractors for such costs of remediation the sum of $5,625,000 (i.e., two and one-half percent (2.5%) of the $225 million TARGET PRICE). However, KVAERNER PROCESS' liability to the OWNER shall not exceed the sum of $5 million (i.e., ten (10%) percent of the KVAERNER CONTRACT PRICE), above the $5,625,000 threshold. KVAERNER PROCESS shall be entitled to a reasonable audit of any amounts paid by the OWNER for correction or remediation of the PROJECT WORK caused by KVAERNER PROCESS' DEFECTIVE WORK.

      6.6 KVAERNER PROCESS assumes no responsibility or liability for any materials or equipment, whether new or used, furnished by OWNER for use in the PROJECT WORK. As part of KVAERNER PROCESS' procurement services, KVAERNER PROCESS shall secure, for the benefit of OWNER, available warranties of third party vendors and contractors running directly to OWNER or assignable by KVAERNER PROCESS to OWNER, with respect to the materials, equipment and work performed or furnished by such vendors and contractors, warranting against defects in workmanship, design and material, and non-infringement of patents and other industrial property rights. KVAERNER PROCESS' liability regarding such materials, equipment and work shall be limited to using reasonable efforts, short of litigation, to enforce third party warranties on behalf of OWNER.

      6.7 This ARTICLE 6 states the only warranties made by KVAERNER PROCESS there being no other express or implied warranty. KVAERNER PROCESS EXPRESSLY DISCLAIMS IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PURPOSE.

      6.8 The provisions of this ARTICLE 6 shall survive the performance or earlier termination of this CONTRACT.

ARTICLE 7. INDEMNIFICATION

      7.1 Each party shall indemnify the other party against any costs (including without limitation amounts paid pursuant to judgments or settlements and attorneys' fees and disbursements) incurred by such other party as a result of any claim by a third party (including, without limitation, any claim by an employee of either party, or by another contractor, a subcontractor, or vendor or their employees) based on actual or alleged damage to or destruction of property or bodily injury to persons (including death) to the extent caused by the willful or negligent acts or omissions of the indemnifying party, its agents or employees.

      7.2 Each party shall promptly notify the other of the assertion of any claim against which such party is indemnified pursuant to this
            ARTICLE 7, shall give such other party the opportunity to defend any such claim, at the expense of the indemnifying party, in which event, the indemnified party shall have the right to participate in such defense at its own expense and to approve or reject any settlement. In the event that the indemnifying party chooses not to assume the defense of such claim, the indemnified party shall not settle any such claim without the approval of the indemnifying party.

      7.3 KVAERNER PROCESS shall indemnify OWNER from damage or loss to its existing real property and all existing improvements thereon, to the extent such damage or loss is caused by the negligence or willful misconduct of KVAERNER PROCESS in the performance of the CONTRACT.

      7.4 This ARTICLE 7 is for the protection of OWNER and KVAERNER PROCESS only and shall not affect or establish, in and of itself, any liability to or by third parties.

      7.5 The provisions of this ARTICLE 7 shall survive the performance or earlier termination of this CONTRACT.

ARTICLE 8. INSURANCE

      8.1 OWNER shall insure, or cause to be insured, at no expense to KVAERNER PROCESS and for the full replacement cost, all KVAERNER WORK and PROJECT WORK, and related work, completed and in the course of construction at the PROJECT site and all equipment and materials delivered and stored at the site and in transit which are to be used in the PROJECT WORK or incorporated into the PROJECT, against the risks normally insured under a Builders All Risk Insurance Policy (Broad Form) with coverage commercially available and reasonably acceptable to KVAERNER PROCESS, but OWNER shall not be responsible for providing insurance to protect tools, construction equipment, scaffolding, surplus materials and other personal property used by KVAERNER PROCESS or its direct subcontractors (meaning contractors executing subcontracts to perform the KVAERNER WORK, not CONTRACTORS executing contracts with OWNER or with KVAERNER PROCESS acting as agent for OWNER) in the prosecution of the PROJECT WORK. KVAERNER PROCESS and each CONTRACTOR of every tier shall be named as Loss Payees and additional insureds under this policy as their interest may appear, and OWNER shall have liability to pay all applicable deductible amounts. This policy shall include startup, hot testing and commissioning coverage. This insurance shall be primary as to any insurance KVAERNER PROCESS may carry. OWNER and KVAERNER PROCESS waive all rights against each other, including but not limited to a right of subrogation, except for such rights as they may have to the proceeds of the Builders All Risk Insurance described in this
            Article 8.1, in connection with or arising from losses or damages to the PROJECT or PROJECT WORK and related work, including KVAERNER WORK, completed in the course of construction at the PROJECT site, and all equipment and materials delivered and stored at the site or in transit which are to be incorporated into the PROJECT.

      8.2 KVAERNER PROCESS shall provide, and shall ensure that each CONTRACTOR provides, the following insurance and shall obtain and file with OWNER certificates thereof:

      8.2.1 Worker's Compensation Insurance in compliance with the Worker's Compensation Act of the state or states wherein the KVAERNER WORK is to be performed;

      8.2.2 Employer's Liability Insurance with a limit of $1,000,000 for one or more claims arising from each accident;

      8.2.3 Comprehensive General Liability Insurance, including Contractual Liability Coverage, with a limit of $1,000,000 each occurrence combined single limit for bodily injury (including death) and property damage;

      8.2.4 Comprehensive Automobile and Truck Liability Insurance with a combined single limit of liability of $1,000,000 for each accident for bodily injury (including death) and property damage, insuring all motor vehicles used by KVAERNER PROCESS in the performance of this CONTRACT.

      8.2.5 With respect to KVAERNER PROCESS only, Contractor's Equipment Floater Insurance, subject to an aggregate limit of $2,000,000 and a deductible of $15,000 each occurrence.

      8.2.6 Umbrella Insurance coverage in the amount of at least $10,000,000 per occurrence/aggregate, in the case of KVAERNER PROCESS, or at least $5,000,000 per occurrence/aggregate, in the case of each CONTRACTOR.

      8.3 Each of the above insurance policies carried by KVAERNER PROCESS and each subcontract with a CONTRACTOR shall provide for thirty (30) days advance written notice in the event of cancellation or a material change in the terms thereof, which shall be provided to OWNER.

      8.4 KVAERNER PROCESS shall name, and shall ensure that each CONTRACTOR names, OWNER as additional insured under the coverages expressly required under ARTICLES 8.2.3. 8.2.4, 8.2.5 and 8.2.6 above.

      8.5 Notwithstanding anything provided elsewhere in this CONTRACT to the contrary, KVAERNER PROCESS' maximum aggregate liability (including that for negligence) for and arising out of or in connection with any property loss, damage or bodily injury giving rise to KVAERNER PROCESS' liability, under all provisions of this CONTRACT (including but not limited to ARTICLES 7.1 and 7.3) in anyway arising in connection with KVAERNER WORK shall not exceed the recovered proceeds of the insurance expressly specified in this ARTICLE 8 to be provided by KVAERNER PROCESS. The provisions of this ARTICLE 8.5 shall only apply to property loss, damage or bodily injury, and shall not apply to the remedies and limitations contained in ARTICLES 6 and 9 herein.

ARTICLE 9. LIMITATION OF LIABILITY

      9.1 This CONTRACT states the parties exclusive rights and remedies, and OWNER and KVAERNER PROCESS make no representations, guarantees or warranties of any kind, either express or implied, including, but not limited to, implied warranties of merchantability, and fitness for purpose, except as expressly stated herein. Notwithstanding anything stated to the contrary herein, KVAERNER PROCESS shall not be liable under any circumstances for any indirect, incidental, or consequential damages, including, but not limited to, business interruption, downtime, loss of use, loss of profit, loss of product, loss of use of capital, or interest on capital. KVAERNER PROCESS shall have no liability for damages resulting from delays to the MECHANICAL COMPLETION DATE or commissioning and validation services. KVAERNER PROCESS' maximum aggregate liability under all provisions of this CONTRACT and in any way arising in connection with KVAERNER WORK, other than liabilities assumed in ARTICLES 7 and 8, but including the liability assumed by KVAERNER PROCESS in
            ARTICLE 6.5, shall not exceed the amount of ten percent (10%) of the KVAERNER CONTRACT PRICE. The provisions of this ARTICLE 9.1 shall apply irrespective of the basis of the claim, whether in equity or at law, in contract or in tort (including negligence), strict liability or otherwise.

      9.2 KVAERNER PROCESS hereby releases OWNER from all liability for any indirect, incidental, or consequential damages, including, but not limited to, business interruption, down time, loss of use, loss of profit, loss of product, loss of use of capital, or interest of capital.

            KVAERNER PROCESS shall also release OWNER from any damages resulting from delays to the MECHANICAL COMPLETION DATE or commissioning and validation services. The provisions of this ARTICLE 9.2 shall apply irrespective of the basis of the claim, whether in equity or at law, in contract or in tort (including negligence) strict liability or otherwise. However, nothing stated herein shall prevent or diminish KVAERNER PROCESS' right to payment for all amounts due KVAERNER PROCESS under this CONTRACT or KVAERNER PROCESS' right to request a CHANGE ORDER in accordance with ARTICLE 4 herein.

      9.3 The provisions of this ARTICLE 9 shall survive the performance or earlier termination of this CONTRACT.

ARTICLE 10. PATENTS: PROPRIETARY INFORMATION

      10.1 KVAERNER PROCESS shall use reasonable efforts to avoid including in the PROJECT designs, processes, equipment and materials infringing patents or other industrial property rights of third parties. KVAERNER PROCESS' liability for infringement or any claim therefor shall be limited to providing technical assistance to OWNER in defending or otherwise dealing with the matter.

      10.2 KVAERNER PROCESS shall use the same reasonable precautions that KVAERNER PROCESS uses for its own confidential information to maintain in confidence, avoid unauthorized disclosure to any third party, and not use except in the performance of this CONTRACT, any and all confidential and proprietary information disclosed to KVAERNER PROCESS by OWNER during or with respect to the performance of this CONTRACT (including prior to the execution hereof); provided, however, that KVAERNER PROCESS is not required to keep such information confidential and avoid such unauthorized use or disclosure to the extent that it can be established by KVAERNER PROCESS by competent proof that such information: (i) was already known to KVAERNER PROCESS, other than under an obligation of confidentiality, at the time of disclosure by OWNER; (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to KVAERNER PROCESS; (iii) became generally available to the public or was otherwise part of the public domain after its disclosure and other than through any act or omission of KVAERNER PROCESS in breach of this Agreement; or
            (iv) was disclosed to the KVAERNER PROCESS, other than under an obligation of confidentiality, by a third party who had no obligation to OWNER not to disclose such information to others. These obligations shall survive the performance or earlier termination of this CONTRACT for a period of ten (10) years after the Effective Date of this CONTRACT.

      10.3 For the same time period and subject to the same exceptions mentioned in ARTICLE 10.2, OWNER shall use the same reasonable precautions that OWNER uses for its own confidential information to avoid unauthorized disclosure to any third party and shall not use except in the performance of this CONTRACT and operation and maintenance of the PROJECT, any and all confidential and proprietary information disclosed to OWNER by KVAERNER PROCESS during or with respect to the performance of this CONTRACT (including prior to the execution hereof).

      10.4 Any and all designs, descriptions, drawings, plans, specifications, flow sheets, instructions, operating data and other documents that are specifically developed for the PROJECT as part of KVAERNER WORK and which are supplied to the OWNER ("DOCUMENTS"), whether directly or indirectly by KVAERNER PROCESS, shall be the property of the OWNER whether the PROJECT is completed or not and shall be delivered to the OWNER at the earlier of (a) final completion of the KVAERNER WORK or (b) the termination date of this CONTRACT for any reason prior to final completion of the KVAERNER WORK on the PROJECT unless KVAERNER PROCESS has terminated this CONTRACT in accordance with
            ARTICLE 11. In the event that this CONTRACT is terminated for any reason prior to final completion of the KVAERNER WORK on the PROJECT and if under such circumstances the OWNER uses, or engages in services of, another party to use such DOCUMENTS to complete the Project, OWNER agrees to release, hold harmless and indemnify KVAERNER PROCESS from liability and responsibility for the conformance of the uncompleted portions of the PROJECT to such DOCUMENTS. OWNER shall not sell such DOCUMENTS to an unaffiliated company for the design, engineering or construction of any other PROJECT or facility, except with the prior written consent of KVAERNER PROCESS. However, nothing herein shall restrict the use of such DOCUMENTS by the OWNER and its affiliates for their own respective business purposes. In the event OWNER uses the DOCUMENTS for any purpose other than the construction and maintenance of the PROJECT, OWNER shall hold harmless and fully defend and indemnify KVAERNER PROCESS from all liability arising out of such use, with OWNER accepting all risks in connection with such use.

      10.5 The provisions of this ARTICLE 10 shall survive the performance or earlier termination of this CONTRACT.

ARTICLE 11. TERMINATION

      11.1 Either party may terminate this CONTRACT for cause upon ten (10) days advance written notice to the other party in the event that:

            11.1.1 The other party materially breaches the obligations or provisions of this CONTRACT and fails to initiate reasonable measures toward remedying such breach within ten (10) days after receipt of notice thereof, which notice must state the notifying party's intent to invoke the provisions of this
                   ARTICLE 11.1; or

            11.1.2 The other party makes a general assignment for the benefit of creditors, or a receiver is appointed on account of its insolvency, or it becomes the subject of any proceeding commenced under the Federal Bankruptcy Act or under any state insolvency statute or law for the relief of debtors, and the assignment is not discharged or the proceeding is not dismissed within sixty (60) days.

      11.2  If OWNER invokes its right to terminate this CONTRACT pursuant to
            ARTICLE 11.1.1 or 11.1.2 the OWNER may, after ten (10) days written notice, during which period KVAERNER PROCESS either fails to perform its obligations under this CONTRACT or fails to commence and continue reasonable remedial measures, undertake to perform KVAERNER PROCESS' obligations under this CONTRACT utilizing any reasonable means. In such event, KVAERNER PROCESS shall be liable to OWNER for all reasonable costs paid to a third party contractor to perform the remaining elements of the KVAERNER WORK to the extent that such costs exceed the amounts which would have been otherwise due KVAERNER PROCESS in accordance with ARTICLE 2 to perform the remaining elements of the KVAERNER WORK and all outstanding Change Order Requests that KVAERNER PROCESS may be entitled to. The foregoing shall be in addition to, and not in lieu of, other rights and remedies available to the OWNER hereunder, at law and/or in equity. KVAERNER PROCESS shall cooperate in turning over the needed completed documents and information required by OWNER's replacement contractor who will perform the remaining

            KVAERNER WORK, provided OWNER is not in default of any of its payment obligations to KVAERNER PROCESS up to the date upon which KVAERNER PROCESS is notified of the breach.

      11.3 If KVAERNER PROCESS invokes its right to terminate this CONTRACT pursuant to ARTICLE 11.1.1 or 11.1.2, OWNER shall be liable to KVAERNER PROCESS for the entire FIXED FEE, any portion of the EARNED FEE earned by KVAERNER PROCESS prior to such termination, and all REIMBURSABLE COSTS in connection with KVAERNER WORK performed, plus the reasonable costs incurred by KVAERNER PROCESS in closing out the KVAERNER WORK, including the costs of commitments which cannot be cancelled.

      11.4 OWNER shall have the right to terminate this CONTRACT for its convenience upon thirty (30) day's advance written notice to KVAERNER PROCESS. In the event of such termination, KVAERNER PROCESS shall be paid, within thirty (30) days of written demand, the amounts specified in Section 11.3 above.

ARTICLE 12 - DISPUTE RESOLUTION

      12.1 INITIAL DISPUTE RESOLUTION. If a dispute arises out of or relates to this CONTRACT or its breach, the parties shall endeavor to settle the dispute first through direct discussions. If the dispute cannot be settled through direct discussions, with the consent of both parties, the parties shall endeavor to settle the dispute by mediation under the Construction Industry Mediation Rules of the American Arbitration Association ("AAA"). The parties agree to conclude such mediation within sixty (60) days of the filing of a request for mediation with the AAA.

      12.2 LITIGATION; JURISDICTION; WAIVER OF TRIAL BY JURY. If the parties do not elect to mediate a dispute arising hereunder then either party may seek recourse before the Superior Court of the State of New Jersey, County of Hunterdon, to which exclusive jurisdiction the parties hereto hereby agree to submit. BOTH PARTIES HERETO HEREBY KNOWINGLY INTENTIONALLY AND EXPRESSLY AGREE TO WAIVE THE RIGHT TO A TRIAL BY JURY OF ANY DISPUTES ARISING HEREUNDER.

      12.3 MULTIPARTY PROCEEDING. The parties agree that all parties necessary to resolve a claim shall be the parties to the same proceeding. KVAERNER PROCESS shall include appropriate provisions in all other contracts, including, but not limited to all agreements with CONTRACTORS relating to the PROJECT to provide for the consolidation of disputes.

ARTICLE 13. MISCELLANEOUS

      13.1 Any notice provided for herein shall be in writing and shall be deemed to have been properly given by either party to the other if such notice shall have been delivered by hand, five (5) days after being mailed by certified mail, postage prepaid, return receipt requested, or one (1) business day after being sent by nationally recognized overnight courier, shipping prepaid addressed to OWNER as follows:

                   ImClone Systems Incorporated
                   180 Varick Street, Sixth Floor
                   New York, NY 10014
                   Attention: John B. Landes, Esq.

            or addressed to KVAERNER PROCESS as follows:

                   Kvaerner Process
                   a division of Kvaerner US Inc.

                   440 Route 22 East
                   Bridgewater, NJ 08807-0884
                   Attention: John Petchonka, Managing Director

            The parties shall have the right to change such addresses or addressees from time to time by notice in writing directed to the other party.

      13.2 A reasonable delay in performance of this contract shall be excused if such delay results from fire, explosions, labor disputes, strikes, casualties or accidents, lack or failure of transportation facilities, floods, earthquakes or weather conditions beyond that anticipated in KVAERNER PROCESS' PROJECT SCHEDULE or other acts of God, or is caused by reason of wars, resolution, civil commotion, blockade or embargo or is caused by reason of any change of law, proclamation, regulations, ordinance, authority or representative or any government or is caused by any other reason beyond the reasonable control of KVAERNER PROCESS or the OWNER, but such events shall not excuse a failure to perform.

      13.3 The failure of either party to insist upon the other party's compliance with its obligations under this CONTRACT in any one or more instances shall not operate to relieve such other party from its duty to comply with such obligations or any other obligations in all other instances.

      13.4 Neither party shall assign its interest in this CONTRACT without the prior written consent of the other party hereto, except that either may assign its interest without such consent to its successor by merger or consolidation or to a person, firm or corporation acquiring all or substantially all its business and assets or acquiring a controlling ownership interest in such party. Notwithstanding the foregoing, the OWNER may collaterally assign this CONTRACT to the PROJECT lender, if any. KVAERNER PROCESS shall timely execute and deliver such commercially reasonable certifications with respect to the KVAERNER WORK and/or the PROJECT WORK as the PROJECT lender, if any, shall require from time to time. Commercially reasonable certifications shall be those certifications which institutional lenders customarily require of project architects or engineers, and which project architects or engineers customarily give, in connection with the construction and/or mortgage financing of commercial real estate projects in the New York/New Jersey metropolitan area. No assignment of this CONTRACT shall be valid until and unless this CONTRACT shall have been assumed by the assignee. Notwithstanding the foregoing, KVAERNER PROCESS may sublet or subcontract parts of the KVAERNER WORK to be performed under this CONTRACT only with prior written consent of OWNER, provided, however, that in such event KVAERNER PROCESS shall not be relieved or released from any of its obligations and responsibilities to OWNER except as provided in this CONTRACT. Notwithstanding the above, KVAERNER PROCESS shall be allowed, without the advance authorization of OWNER to supplement its staff with personnel supplied by a third party agency ("AGENCY PERSONNEL") during the course of the PROJECT. KVAERNER PROCESS shall inform OWNER of the number and job classifications of AGENCY PERSONNEL being used, upon OWNER'S request.

      13.5 All questions relating to the validity, interpretation, performance or enforcement of this CONTRACT shall be determined in accordance with the laws of the State of New Jersey, excluding its conflict of law principles.

      13.6 To the extent that there is any conflict between the ARTICLES of this CONTRACT and any EXHIBITS hereto, the ARTICLES shall have precedence and shall govern.

      13.7 This CONTRACT, together with EXHIBITS A through H, constitutes the entire agreement between the parties pertaining to the subject matter hereof and may not be modified orally or otherwise than by written instrument executed on behalf of each party by its duly authorized representative.

      13.8 The parties hereto expressly agree that this CONTRACT was jointly drafted, and that they each had an opportunity to negotiate its terms and to obtain the assistance of counsel in reviewing its terms prior to execution. Therefore, in interpreting this CONTRACT neither party shall be deemed the drafter.

IN WITNESS WHEREOF, the parties hereto have caused their corporate names to be hereunto subscribed by their officers thereunto duly authorized as of the EFFECTIVE DATE.

KVAERNER PROCESS                        IMCLONE SYSTEMS INCORPORATED
a division of Kvaerner US Inc.


By:   /s/ John Petchonka                By:  /s/ John B. Landes
     --------------------------------        ----------------------------------

Title: Managing Director                Title: Senior Vice President, Legal_

                                                                   Exhibit A

[KVAERNER(TM) LOGO]                                            SCOPE OF WORK
COMMERCIAL FACILITY                                      DATE: NOVEMBER 26, 2001
IMCLONE SYSTEMS INCORPORATED                                   REV.:           E
BRANCHBURG, NJ                                                 PAGE:     1 OF 29

--------------------------------------------------------------------------------

                                  SCOPE OF WORK

1.0   INTRODUCTION

      1.1   PROJECT DESCRIPTION

            KVAERNER PROJECT NO.:     N00129.00-20-30-40
            CONTRACT TYPE:            Reimbursable Cost
            SCOPE OF WORK:            Engineering, Purchasing, Construction,
                                      Commissioning Assistance and Validation
            LOCATION:                 Branchburg, New Jersey

            DESCRIPTION:

            The new Commercial Facility is approximately 248,000 ft(2), within three levels above grade and a sub-grade basement. The facility and its site shall be engineered and designed to accommodate the "two
            (2)" processing modules, with shell space available for a future processing module.

            Each of the two (2) processing module trains consists of self-contained fermentation and purification modules, designed around the capacity embodied in six (6) 11K liter bioreactors plus all support and amenity functional areas.

            In each of the two (2) processing module trains, the fermentation module resides on the main floor and is comprised of a single inoculum prep laboratory with a small media prep staging area, scale-up bioreactors, six (6) 11K liter bioreactors and harvest area.

            In each of the two (2) processing module train, the purification module resides on the main floor and is consists of two separate purification areas (to differentiate between potential virus and virus-free processing steps), plus bulk product staging and fill areas.

            The fermentation module for each processing train is supported by media prep and media storage areas, which are located above on the upper floor. Similarly, the purification module for each processing train is supported by buffer prep and buffer storage areas, which are also on the upper floor.

            The fermentation and media prep module for each train is served by a central upstream decontamination and wash area, which is located on the main floor. Likewise, the purification and buffer prep module for each train is also served by a central downstream decontamination and wash area, which is also located on the main floor.

            Amenities, laboratories and administrative functions are located on both the main, mezzanine and upper floors along the Northern and Western perimeter of the Facility and form a transition to the production GMP areas. A Boiler/Utility Room is located in the sub-grade basement. Additionally, a GMP Central Weigh Area, Materials Receiving & Shipping Areas and multiple storage areas are also located in the sub-grade basement adjacent and separate from the Boiler/Utility Room in support of the GMP production and non-production areas above. The areas outside the GMP production areas on the upper floor, are dedicated to the Facility's mechanical systems.
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
      1.2   PROJECT ORGANIZATION

            ImClone Project Team:

            Corporate Sponsor:                       Dr. Harlan Waksal
            VP Marketing & Sales:                    Ron Martell
            SVP Manufacturing Operations &
              Product Development:                   Joseph Tarnowski
            VP Financial Operations:                 Paul Goldstein
            VP Manufacturing:                        Rick Crowley
            VP of Facilities:                        Gary Paulter
            Project Manager                          Bankim Patel
            Project Engineer                         Brendan Mooney
            Process Manager:                         Joe D'Amore
            Project Engineer Facilities              Wayne McFarland
            Project Engineer                         Rich Appezzato
            Quality Assurance Manager:               Carole Beer
            Validation Manager:                      Loretta Harrison
            Project Controls Manager                 Ron Greig

            Kvaerner Project Team Leads:

            Corporate Sponsor:                       Ron Friedman
            Project Director                         Joe Cozza
            Project Engineer Manager.
               (Engineering Design):                 Arthur D. Coles
            Project Engineer (Process Equip.)        Alex Ferdman
            Project Engineer (Utilities Equip.):     Haren Master
            Lead Process Manager:                    Al Patterson
            Process Managers:                        Peter Terras & Rick Caruso
            Project Controls Manager:                Joseph Timlin
            Process Controls/Instr./Automation:      Jack Sripathy
            Process Architect                        Ted Jablonski
            Design Architect:                        Sungman Paik/Gary Jeng
            Civil/Structural:                        Jun Bausa
            Electrical:                              Don Fenyus
            HVAC/Utilities:                          Jim Mulligan
            Piping:                                  Mike Banach
            Plumbing:                                Steve Silverstein
            Piping Specs/MTO/Supports                Tony Colaizzi
            Fire Protection:                         Arkady Okun
            CIE Administrator/Coordinator:           Ian Piggott
            Purchasing Lead:                         Tom Petrusko
            Project Subcontracts Manager             Ed Carlson
            Validation Lead:                         Dave Beroll
            Resident Construction Manager:           Mark Witlam
            Project Secretary:                       Kimberly Ridgway

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2.0   PROJECT EXECUTION PLAN

      2.1   PRELIMINARY ENGINEERING DESIGN AND ESTIMATE

            The Preliminary Engineering Design and Control Estimate will be performed in the Kvaerner offices in Bridgewater, NJ. The team members will operate on a full-time and part-time basis as dictated by work load and schedule requirements. Specialist engineers will be called upon from the Kvaerner organization to serve the needs of the project as they develop. Third Party consulting services may be obtained to augment the design team, as appropriate.

            The objective of the Preliminary Engineering Design Phase is to define the Project Scope and Procedures, and to further define the Project in an engineering sense by developing a basis of design for each discipline, preparing P&ID's of sufficient quality to convey the process and utility requirements for detailed engineering design initiation, the preparation of long lead equipment specifications and requisitions and the confirmation of room and area space allocation and arrangement to support both personnel and equipment requirements.

            Documentation and drawings necessary for obtaining the Air and Wastewater Permits, as well as necessary for submittal to the Township Planning Board, will be developed simultaneously during Preliminary Engineering.

            During the Preliminary Design Phase, the Estimating Dept. will develop a Control Cost Estimate (+/-10% accuracy) utilizing the engineering drawings, specifications and sketches developed by the design disciplines.

      2.2   DETAIL ENGINEERING/DESIGN

            Detail Engineering/Design will be performed in the Kvaerner offices in Bridgewater, NJ and will utilize various computer, and CAD design modeling and drafting systems (PDMS, Triforma). Led by the Project Engineering Manager, the team members will operate on a full-time and part-time basis as dictated by work load and schedule requirements. Specialist engineers may be called upon from the Kvaerner organization to service the needs of the project as it develops. The core team members and their staff will be located together in a designated task force area.

            The objective of the Detail Engineering Design Phase is to perform the detailed engineering and design of the facility and all of its systems in sufficient detail to facilitate and support the construction and validation of the Facility, as identified in the specific engineering design deliverables produced by Kvaerner Engineering.
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            Hard copies of all specifications, and related engineering, procurement and validation documentation will be issued to ImClone throughout the course of the Project for ImClone to review and approve.

            At the completion of Detail Engineering Design, Kvaerner will issue to ImClone Systems an electronic 3D Cad Model and supporting databases. Electronic copies of all drawing files, including associated x refs, will be issued to ImClone in AutoCAD on disk
            (CD).

            Hard-copy, formal Job Books will also be prepared, assembled and issued to ImClone by Kvaerner at the completion of the entire Project. The Job Books are to contain the current revision of all specifications, equipment documentation, submittals, test results, RFIs and As-Built drawings (scope definition pending) and be organized by individual discipline and subcontract.

      2.3   PROCUREMENT AND SUBCONTRACTS

            Led by the Kvaerner Project Manager, procurement activities will be fully integrated into the overall project. Kvaerner will prepare equipment , instrument, electrical, etc requisitions for purchase utilizing ImClone Purchase Orders. ImClone will purchase all such items, with Kvaerner acting as their Agent. A similar approach will apply to subcontracted services. All procurement documentation will be issued as hard copy and included in the final turnover documents issued to ImClone by Kvaerner at the completion of the entire Project.

      2.4   CONSTRUCTION MANAGEMENT

            Under the direction of the Kvaerner Project Manager, the facility will be constructed by appropriate Subcontractors hired by ImClone and managed by Kvaerner Construction Management (CM) personnel. A representative of the Kvaerner Construction Group will be integrated into the Project Staff during Preliminary Engineering Design to review the design development for constructability.

            In addition, the Kvaerner Resident Construction Manager and the discipline-specific Construction Supervisors from the Launch Facility Project will also be integrated into the Project Staff during the Detail Engineering Design Phase to further review and confirm the Facility's constructability and incorporate "lessons-learned" criteria resulting from the construction of the Launch Facility Project.

            The Resident Construction Manager and the discipline-specific Construction Supervisors, will transition to the Site as required to support the Subcontract Plan. The CM staff will closely coordinate with ImClone and will copy all correspondence to ImClone.

            Procurement and construction will be performed simultaneously during Detail Engineering Design to facilitate and expedite the "Mechanical Completion" of the Project as required by the approved schedule.
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            The "Mechanical Completion" of the project is defined in Exhibit F to the CONTRACT.

            Turnover Systems will be defined by Kvaerner and approved by ImClone during Preliminary Engineering for all validated and non-validated mechanical systems; building systems and spaces; and site/infrastructure areas. Kvaerner will prepare a "Turnover System" book for each system, sub-system or room, which defines the limits of such and documents the completion, testing, etc. of the system. Upon each system's mechanical completion, Kvaerner will present to ImClone it's "Turnover System" book for audit and signature, indicating ImClone's acceptance of the system for care, control and custody. Each system's turnover to ImClone initiates the ImClone subcontractor's and Kvaerner's Warranty Period for each accepted system.

            ImClone's acceptance of the last, planned Turnover System achieves the targeted project "Mechanical Completion" and is the basis for the evaluation of the Earned Fee.
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            Execution of qualification protocols (IQ/OQ by Kvaerner) may proceed in parallel with the activities above (see following section).

            All Subcontractor submittals and RFIs (requests for information) are to be received, recorded, maintained and resolved by the Kvaerner Resident Construction Manager, Construction Engineer and the discipline-specific Construction Supervisors separately. All Submittal Log Books and RFI Log Books are to be retained for turnover to ImClone within three (3) weeks after "Mechanical Completion".

            Marked-up "as-built" drawings (scope definition pending) will be prepared by the selected Subcontractors, as coordinated by the Kvaerner Resident Construction Manager and the discipline-specific Construction Supervisors. After their CAD update by the Home Office, the original mark-ups will be turned over to ImClone for record.

      2.5   FIELD SUPPORT

            Kvaerner will provide engineering, procurement and vendor documentation support of the field activities being executed through-out the project lifecycle. Led by the Project Engineering Manager, this multi-discipline team will assist the construction, commissioning and validation personnel in problem solving or documentation needs, as appropriate. The Project Engineering Manager and some others will be located at the Project site while the majority of the team will be located primarily in Kvaerner's Bridgewater office.

            The team will respond to Request For Information (RFI), subcontractor submittals, commissioning problems, validation documentation/issues and the providing of 2D and 3D CAD updates per the subcontractor provided "As-Built" mark-ups. Target turnaround of RFI's is three (3) working days.

            This team will also assist in the Kvaerner walk down of completed systems, as required.

            The composition of this team will be "dynamic" over time; that is, the team will be consistent with the needs of the field activities active at the site at the time.

      2.6   COMMISSIONING ASSISTANCE

            ImClone will lead, manage and execute the commissioning of systems within the facility. Working as a part of the greater team, Kvaerner will support this effort.

            Commissioning is defined as initial operation of the "mechanically completed" system, sub-system or equipment component. This is the period when the completed system is fully integrated with its utilities and auxiliary equipment; is energized and operated for the first time, "debugged", and is initially balanced/fine tuned. ImClone intends to utilize the draft IQ as a checklist for qualified systems and function specs for non-qualified systems.
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            As also indicated previously, commissioning of a system is an essential element in the overall completion of the facility, its validation and turnover to ImClone. Qualification activities can proceed in parallel to commissioning.

            Kvaerner will be responsible for ensuring a seamless flow of activities from engineering design, procurement of equipment and subcontractors, construction, mechanical completion, commissioning, and validation.

            A Commissioning Master Plan will be written and submitted to ImClone for approval which outlines the roles and responsibilities for the joint Kvaerner/Subcontractor/Vendor/ImClone Commissioning Team. The plan is designed to outline all of the requirements/activities to properly commission the facility, and documents ultimately required to support subsequent validation activities.

      2.7   VALIDATION

            As with engineering, procurement, construction and commissioning, validation services will be fully integrated into the overall project schedule. Assigned administratively to the task force under the direction of the Kvaerner Project Manager, the Validation Manager/ Design Lead will be named early in Preliminary Engineering. The Validation Lead will oversee the preparation of the draft Validation Master Plan and will issue it to ImClone for approval.

            The Design "Lead" will also conduct regular reviews of specifications and designs during the Basic Design Phase.

            The Kvaerner Team will prepare and plan the IQ and OQ Protocols and will execute IQ and OQ. ImClone will provide the resources for OQ. Kvaerner will manage the effort. Upon completion of the protocol executions, two final reports by protocol will be written summarizing the findings of the IQ and OQ phases. The Launch documentation will form the template for the Commercial facility.

            ImClone will prepare the SOP's for the project as well as the PQ protocols and PQ executions.

            The Kvaerner Validation Team will participate in the Detail Engineering/Design Phase in conjunction with the Project Engineer(s), to assist in the Quality Assurance of the project and validatability of the facility.
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3.0   DESIGN DISCIPLINES

      3.1   PROCESS

            3.1.1 PRELIMINARY ENGINEERING

                  During the Preliminary Engineering Design Phase the Process Group will further develop and update the Process Flow Diagrams (PFD's), the Equipment List and the Utility Summary included in the Conceptual Estimate dated November 2, 2000.

                  From this basis they will also develop the Process and Utility Piping and Instrumentation Diagrams (P&ID's), the Piping Service Index, the Piping Line List, and the Piping Specialty Item List and issue them as a "Basis of Estimate and Issue for Design". In addition the Equipment List will also be updated and re-issued as a "Basis of Estimate and Issue for Design" and the Equipment and Instrument Process Data Sheets will also be prepared by the Process Group

                  The Process Group will also be responsible for obtaining Air and Wastewater Permits.

                  All activities are to be performed concurrently as much as is practical.

            3.1.2 DETAIL ENGINEERING/DESIGN

                  The Process Group will be responsible for updating the Process/Utility Piping and Instrumentation diagrams (P&ID's), Equipment Data Sheets and List developed during the Basic Design Phase and further develop them to a final Issue for Construction. They will prepare the final Process data sheets necessary for all process and utility equipment, instrumentation, the Piping Line List, and the Piping Service Index. They will also prepare the Piping Specialty Item List and finalize the Material Balance Sheets. Additionally, the Process Group shall review the finalized design of all Hygienic Piping Systems for conformity to design intent and calculations.

                  All activities are to be performed concurrently as much as is practical.

            3.1.3 PROCUREMENT ASSISTANCE

                  The Process Group will incorporate the appropriate vendor details/drawings into the P&ID's as they become available. They will review and comment on all vendor drawings and assist in the Technical Bid Analysis.

                  All activities are to be performed concurrently as much as is practical.
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            3.1.4 CONSTRUCTION SUPPORT

                  The Process Group will be available to answer any technical questions which might arise during construction, provide field support as necessary and perform the CADD drafting of the final As-Built P&ID's per the As-Built Mark-Ups provided by the selected subcontractor(s) and Construction Management. Members of the Process Group will also be integrated into the Commissioning Team.

            3.1.5 DELIVERABLES

                  -     Process Basis of Design

                  -     Material Balance Sheets

                  -     Air Emissions Calculations

                  -     Wastewater Calculations

                  -     Preparation of DEP/EDP Submittal Documentation

                  -     Preparation of SRVSA Submittal Documentation

                  -     Process Flow Diagrams (PFD's)

                  -     Process and Instrument Diagrams (P&ID's)

                  -     Equipment List

                  - Specialty Item List (Initially, then turnover to Plant Engineering Group)

                  - Piping Service Index (Initially, then turnover to Plant Engineering Group)

                  -     Process and Utilities Equipment Data Sheets

                  -     Instrument Data Sheets

                  -     Safety Review of the P&ID's

                  -     CADD Drafting of As-Built P&ID's

                  -     Design Review of Finalized Design of Hygienic Piping
                        Systems

      3.2   PROCESS CONTROLS/INSTRUMENTATION

            3.2.1 PRELIMINARY ENGINEERING DESIGN

                  The Process Controls Group will develop the Process Controls Design Basis for the new ImClone facility. They will review the P&ID's to ensure compliance and accordance with the design basis. They will prepare the Instrument Index, prepare specifications and assist in obtaining instrument pricing for the estimate.

                  The Process Controls Group will develop the required in-line and offline specifications to support the project scope and form a basis of the cost estimate.

                  In addition, they will also provide the necessary input of the in-line and off-line instrument data into the electronic 3D Cad Model database and validate that the instruments database is complete, correct and current over the life of the Project.

                  All activities are to be performed concurrently as much as is practical.

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            3.2.2 DETAIL ENGINEERING DESIGN

                  During Detail Engineering Design, Process Controls will tag and number the instrumentation on the P&ID's and finalize the Instrument Index using an Access database. Process Controls shall initialize the production and review the Instrument Location Drawings and ensure number and the correct location of instrument connections and in-line instruments. The Process Control Group will also prepare and issue Instrument Installation details and the design of any required System Control Panels.

                  In addition, they will also provide the necessary input of the in-line and off-line instrument data into the electronic 3D Cad Model database and validate that the instruments database is complete, correct and current over the life of the Project.

                  The Process Controls Group will also model and locate all field-mounted off-line instruments and control panels in the electronic 3D Cad Model.

                  All Instrument MTOs required from the electronic 3D Cad Model will be extracted, tabulated, and managed by the Process Controls Group.

                  A review will be done of the mechanical packages for compliance with the instrumentation and control requirements as described in the functional requirements.

                  All activities are to be performed concurrently as much as is practical.

            3.2.3 PROCUREMENT ASSISTANCE

                  Process Controls will develop instrument specifications for engineering issue, perform technical bid analysis, revise instrument specifications for purchase and review vendor drawings. An instrument bidders list will be reviewed and established. Instrument Subcontract requirements will be developed and the Process Controls Group will participate in the selection process of Subcontractors. Process Controls will develop a software requirement and testing specification to be used by PLC controlled equipment vendors.

                  All activities are to be performed concurrently as much as is practical.

            3.2.4 CONSTRUCTION SUPPORT

                  The Process Controls group will be available to answer any technical questions which might arise during construction. Field support will be provided as necessary. The group will review as-built conditions versus Detail Engineering Design specifications, and will participate in the preparation of the punch list(s). Members of this group will also be assigned to the Commissioning Team.
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            3.2.5 DELIVERABLES

                  Design Phase

                  -     Instrument Index

                  -     Process Controls Design Basis - Requirements
                        Specification

                  -     Instrument Specification / Requisitions

                  -     Instrument Installation Details

                  -     Instrument Location Drawings (initially)

                  -     Prepare Instrument Subcontract Scope of Work

                  -     Control Panel Layout

                  -     Software Requirement and Testing Specification

                  -     Sequence of Operations for Control Panels document

                  Construction Phase:

                  - Field Resolution of process control related contractor questions

                  - Check compliance of instrumentation to Kvaerner/ImClone specifications and FDA, cGMP regulations

                  - Participation in the preparation of Instrumentation Punch List(s)

                  -     AutoCAD Disks of Construction Issued Documents

      3.3   MECHANICAL

            3.3.1 PRELIMINARY ENGINEERING DESIGN

                  The Mechanical Group will be responsible for preparing preliminary specifications for all process and utility equipment. The group will assist purchasing in obtaining vendor quotes. They will be responsible for tabulating all equipment costs for the project cost estimate.

                  All activities are to be performed concurrently as much as is practical.

            3.3.2 DETAIL ENGINEERING DESIGN

                  The Mechanical Group will be responsible for further developing the preliminary equipment specifications for inquiry and for purchase. They will co-ordinate, along with the Project Engineer, all activities between each design discipline with equipment vendors, such as utility requirements. They will co-ordinate and assist Document Control in the inter-squad checks of all vendor submittal drawings.

                  All activities are to be performed concurrently as much as is practical.
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            3.3.3 PROCUREMENT ASSISTANCE

                  The Mechanical Group will assist the procurement effort by obtaining competitive bids for process and utility equipment during the basic and detail engineering phase. They will prepare the Technical Bid Analysis for all equipment, and assist purchasing in answering all vendor questions and issues.

                  All activities are to be performed concurrently as much as is practical.

            3.3.4 CONSTRUCTION SUPPORT

                  The Mechanical Group will co-ordinate any contract/field questions on process and utility equipment, with the appropriate equipment vendors. They will check vendor supplied equipment against specifications, and will participate in the preparation of punch list(s). Members from this Group will also be assigned to the Commissioning Team.

            3.3.5 DELIVERABLES

                  Design Phase

                  -     Mechanical Basis of Design

                  -     Long Lead Equipment Specifications

                  -     Preliminary Equipment Specifications

                  -     Equipment Specifications (Issued for Purchase)

                  Construction Phase:

                  - Field Resolution of equipment related contractor questions

                  -     AutoCAD Disks of Construction Issued Documents

      3.4   ARCHITECTURAL

            3.4.1 PRELIMINARY ENGINEERING DESIGN

                  The Architectural Group will prepare a basis of design, including all site development studies, drawings and renderings required for planning board submittal. They will issue the building floor plans, elevations, and section drawings, the site plan and details, and the architectural cover sheet drawing, for planning board submittal and approval. Architectural finishes, and door frame hardware will also be initially specified and issued for ImClone's approval and as a "Basis of Estimate". The group will also prepare people, equipment and material flow diagrams. They will co-ordinate the landscape planning and drawings for the inclusion in the Planning Board Submittal Package.

                  All activities are to be performed concurrently as much as is practical.
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            3.4.2 DETAIL ENGINEERING DESIGN

                  The Architectural Group will further develop and finalize the drawings and specifications developed during the Preliminary Engineering Design within the electronic 3D Cad Model. Upon design completion, all architectural systems' designs within the electronic 3D Cad Model will be checked and confirmed. Upon completion of the electronic 3D Cad Model checking phase, they will extract most of the detailed engineering design drawings and documents from the 3D Model sufficient for construction. 2D Cad generated drawings will also be created for specific designs as necessary to support the 3D design deliverables and complete the identification of scope. They will also prepare specifications and a layout for laboratory furniture.

                  All activities are to be performed concurrently as much as is practical.

            3.4.3 PROCUREMENT ASSISTANCE

                  The Architectural Group will prepare the scope of work for the building subcontract package and assist in the bid evaluation. They will prepare specifications for the laboratory furniture, elevators, pass-thrus, and fume and bio hoods for bid inquiry packages and prepare the technical bid analysis.

                  All activities are to be performed concurrently as much as is practical.

            3.4.4 CONSTRUCTION SUPPORT

                  The Architectural Group will be available to field any questions during the Construction Management Phase of the project. The group will review as-built conditions against design drawings and will participate in the preparation of punch list(s).
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            3.4.5 DELIVERABLES

                  Design Phase

                  -     Building Color Rendering

                  -     Project Cover Sheet and Index Drawing

                  -     Building Floor Plan Drawings

                  -     Building Elevations

                  -     Landscaping Plan Drawing

                  -     Sign Detail Drawing

                  -     Site Plan - Design Drawing

                  -     Architectural Basis of Design (BOD)

                  -     Architectural Finishes Schedule

                  -     Doors, Frames, hardware Schedule

                  -     Reflected Ceiling Plan

                  -     Lab Furniture (Specification and Plan Drawings)

                  -     People, Equipment and Material Flow

                  -     Building Wall Sections

                  -     Construction Specifications

                  - Elevators, Pass Throughs, and Fume and Bio Hoods Specifications

                  Construction Phase:

                  - Field Resolution of architectural related contractor questions

                  - Check compliance of the Building to Kvaerner/ImClone specifications and FDA, cGMP regulations

                  -     Participation in the preparation of Punch List(s)

                  -     DISKS (CDS) of Construction Issued Documents

      3.5   CIVIL/STRUCTURAL

            3.5.1 PRELIMINARY ENGINEERING DESIGN

                  The Civil/Structural Group will prepare a Basis of Design. The Basis of Design will include structural and foundation specifications and sketches to be used for the definitive estimate. The structural drawings will include steel framing sketches for roofs and floors. They will also prepare sketches for misc. platform steel framing for production areas and misc. steel framing for pipe racks and pipe supports.

                  Included in the foundation specifications and sketches will be slab on grade plans, elevated floor slab details, and retaining wall plans and details.

                  The group will also prepare for submittal to and approval by the Planning Board, a Site Grading Plan, a Site Horizontal Control Plan, and a Soil Erosion and Sedimentation Control Plan. Site and storm water profiles, and details will also be provided, as part of the Planning Board Submittal Package.
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                  The Soil Erosion Control Plan and calculations will also be submitted to the County. P.E. stamped drawings and site plans will be submitted to the Planning Board.

                  All activities are to be performed concurrently as much as is practical.

            3.5.2 DETAIL ENGINEERING DESIGN

                  The Civil/Structural group will further develop and finalize the preliminary sketches, drawings and specifications, developed during Preliminary Engineering Design within the electronic 3D Cad Model. Upon design completion, all civil (concrete) and structural steel (including platforms) systems' designs within the electronic 3D Cad Model will be checked and confirmed. Upon completion of the electronic 3D Cad Model checking phase, they will extract detailed engineering design drawings and documents from the 3D Model sufficient for construction. 2D Cad generated drawings will also be created for specific designs as necessary to support the 3D design deliverables and complete the identification of scope.

                  All activities are to be performed concurrently as much as is practical.

            3.5.3 PROCUREMENT ASSISTANCE

                  The Civil/Structural Group will check the vendor drawings/documentation submittals for compliance to Kvaerner specifications and comments. They will prepare the Scope of Work for the Civil/Structural Subcontract Package.

                  All activities are to be performed concurrently as much as is practical.

            3.5.4 CONSTRUCTION SUPPORT

                  The Civil/Structural Group will provide field resolution of contractor questions, check compliance of materials of construction to Kvaerner/ImClone specifications, FDA, cGMP and local codes. They will also participate in the preparation of punch list(s).
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[KVAERNER(TM) LOGO]                                            SCOPE OF WORK
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            3.5.5 DELIVERABLES

                  Design Phase:

                  -     Steel Framing drawings for roofs and floors

                  -     Steel Bent elevation drawings

                  -     Misc. Platform steel framing plans for production areas

                  - Misc. Steel framing drawing for pipe racks and pipe supports

                  -     Misc. Steel framing details

                  -     Foundation plans and details

                  -     Retaining wall plans and details

                  -     Slab on grade plans and details

                  -     Elevated floor slabs and details

                  -     Site Grading Plan

                  -     Site Horizontal Control Plan

                  -     Soil Erosion and Sedimentation Control Plan

                  -     Site and Storm water Profiles and Details

                  - Material and Installation specifications for site work, Steel and Concrete.

                  -     Cut and fill calculations

                  Construction Support:

                  - Field Resolution of Civil/structural related contractor questions

                  - Check compliance of structural/site work to Kvaerner/ImClone specifications.

                  - Participation in the preparation of structural/site work Punch List(s)

                  -     AutoCAD Disks of Construction Issued Documents

      3.6   ELECTRICAL

            3.6.1 PRELIMINARY ENGINEERING DESIGN

                  The Electrical Group will prepare a Basis of Design to include specifications and sketches for lighting, site lighting, power, telephone instrumentation, lightning protection, security, motor control centers, grounding, emergency power and Fire Alarm System. They will prepare material and construction specifications to assist the Estimating Group in development of the definitive cost estimate. Design Basis DB-11 will provide an outline for the overall design practice, details, and pertinent information for project installation.

                  All activities are to be performed concurrently as much as is practical.
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[KVAERNER(TM) LOGO]                                            SCOPE OF WORK
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            3.6.2 DETAIL ENGINEERING DESIGN

                  The preliminary power, lighting, grounding, site lighting, instrumentation and one line diagram drawings developed during Preliminary Engineering Design will be further developed and finalized by the Electrical Group within the electronic 3D Cad Model. Upon design completion, all electrical systems' designs within the electronic 3D Cad Model will be checked and confirmed. Upon completion of the electronic 3D Cad Model checking phase, they will extract detailed engineering design drawings and documents from the 3D Model sufficient for construction. 2D Cad generated drawings will also be created for specific designs as necessary to support the 3D design deliverables and complete the identification of scope.

                  Fire alarm system design drawings with riser, new paging system design drawings and riser, and personnel card access security system design drawings with riser, will all be developed as individual packages from vendors.

                  The telephone drawing layout will indicate empty conduits and boxes for the installation of telephone company's cabling and hook up. Roof lightning protection systems layout drawings will be developed. Wiring schematic diagrams will be generated for all necessary non-package equipment, i.e.: pumps, motors, exhaust fans etc. Instrument loop diagram drawings and instrument location drawings will be generated as required.

                  Specifications will be developed for Electrical Testing and Installation. Legend, general notes, and bill of materials list will be incorporated within miscellaneous design drawings.

                  All activities are to be performed concurrently as much as is practical.

            3.6.3 PROCUREMENT ASSISTANCE

                  The Electrical Group will prepare requisitions for Substation, Motor Control Centers, UPS system and Lighting inverter system. They will prepare the Scope of Work for the Electrical Subcontract Package and assist in the bid evaluations.

                  All activities are to be performed concurrently as much as is practical.

            3.6.4 CONSTRUCTION SUPPORT

                  The Electrical Group will provide field resolution of electrical related questions. They will also check compliance work to Kvaerner specifications and assist in the development of Punch List(s).
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[KVAERNER(TM) LOGO]                                            SCOPE OF WORK
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            3.6.5 DELIVERABLES

                  Design Phase

                  - Lighting layout plans for each of 3 floors, roof and exterior area

                  - General purpose receptacle layout for each of 3 floors, roof and exterior area

                  -     Substation Main One Line diagram

                  - Motor Control Center One Line diagrams for normal and emergency power requirements including UPS and/or Lighting inverter systems

                  - Fire alarm signal system layout plans for each of 3 floors

                  - Telephone layout plans for each of 3 floors (to be included with power dwgs.)

                  -     Lightning protection roof layout plan

                  -     Exterior underground power and grounding layout plan

                  - Building and/or room security layout plans for each of 3 floors

                  -     Voice paging system layout plan for each of 3 floors.

                  -     Panel schedules.

                  -     Design Basis DB-11

                  -     Misc. detail and/or legend plans

                  -     Motor control wiring diagrams.

                  -     Testing specifications

                  - Short circuit co-ordination and load study calculations and evaluation documents

                  -     Electrical room equipment arrangement plan

                  -     Instrumentation location plans for each of 3 floors

                  -     Installation specifications

                  -     Drawing index

                  -     Grounding layout plans for each of 3 floors.

                  -     Emergency generator layout and detail plan

                  - Requisitions for Primary substation equipment, Motor Control Centers, Uninterrupted Power Supply (UPS), emergency lighting inverter system, and emergency generator set

                  -     Site Lighting Plan and Details

                  Construction Support:

                  - Field Resolution of electrical related contractor questions

                  - Check compliance of electrical work to Kvaerner/ImClone specifications and FDA, cGMP regulations

                  - Participation in the preparation of electrical work Punch List(s)

                  -     AutoCAD Disks of Construction Issued Documents
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[KVAERNER(TM) LOGO]                                            SCOPE OF WORK
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      3.7   HVAC/FIRE PROTECTION

            3.7.1 PRELIMINARY ENGINEERING DESIGN

                  During the Preliminary Engineering Design Phase, the HVAC Group will prepare the following documents:

                  HVAC Design Basis #7
                  HVAC system zoning and room pressurization plans HVAC air flow diagrams and sketches
                  HVAC equipment and utility list
                  HVAC preliminary duct routing plans.

                  These documents will be issued for ImClone Review and Approval and as a "Basis of Estimate". The group will also prepare HVAC control and material take-off costing estimates.

                  The Fire Protection Group will assist the Plant Design Group to develop an underground fire water supply piping arrangement and fire hydrant arrangement for submittal to the Planning Board. They will prepare a fire protection Design Basis and obtain pricing from subcontractors for the estimate.

                  All activities are to be performed concurrently as much as is practical.

            3.7.2 DETAIL ENGINEERING DESIGN

                  The HVAC and Fire Protection Groups will base their Detail Engineering Design on the Basis of Design, developed during the conceptual and preliminary engineering phase.

                  HVAC is responsible for all environmental air handling systems engineering and design layouts. They are also responsible for the engineering of the Plant Steam and Plant/Process Chilled Glycol Systems. They will establish the arrangement of all HVAC air handling equipment within the electronic 3D Cad Model and co-ordinate the requirements of any Process and Electrical equipment that is to be located within Mechanical Rooms with their equipment. HVAC will finalize all HVAC duct system designs within the electronic 3D Cad Model, then finalize and check all of the systems' designs within the electronic 3D Cad Model. Upon completion of the electronic 3D Cad Model checking phase, they will extract detailed engineering design drawings and documents from the 3D Model sufficient for construction. 2D Cad generated drawings will also be created for specific designs as necessary to support the 3D design deliverables and complete the identification of scope.
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[KVAERNER(TM) LOGO]                                            SCOPE OF WORK
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                  HVAC will also generate HVAC-Utility Flow Diagrams for the
                  Plant Steam and Plant/Process Chilled Glycol Systems. The utility flow diagrams will be drafted by the Process Department and will be part of the P&ID set.

                  The Fire Protection Group will develop a detailed performance specification, covering all fire protection requirements within the building, in co-ordination with ImClone and ImClone's insurer. The Fire Protection Group will work with the Plant Design Group to depict the main headers in the 3D Model and the Plant Design and Civil/Sitework Groups on requirements for Fire Protection piping and systems outside of the building structure. The Fire Protection Group will co-ordinate their spatial requirements within the building with the other design groups. The Group will oversee the design of the Fire Protection system by others.

                  All activities are to be performed concurrently as much as is practical.

            3.7.3 PROCUREMENT ASSISTANCE

                  The HVAC Group will prepare the scope of work required for the HVAC and Fire Protection subcontract inquiry package and assist in the technical bid review and analysis. They will review and comment on all HVAC subcontractor duct and equipment submittals.

                  The HVAC Group will also assist the procurement effort by obtaining competitive bids for the utility equipment, which is being directly purchased by Kvaerner.

                  The Fire Protection Group will assist in the selection of a design-build subcontractor.

                  All activities are to be performed concurrently as much as is practical.

            3.7.4 CONSTRUCTION SUPPORT

                  The HVAC/Fire Protection Group will provide field resolution and technical assistance for HVAC/Fire Protection related questions. They will also check compliance of HVAC/Fire Protection equipment and installation to Kvaerner specifications. Each will participate in the development of punch list(s).

[KVAERNER(TM) LOGO]                                            SCOPE OF WORK
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            3.7.5 DELIVERABLES:

                  Design Phase:

                  -     Air Flow Diagrams

                  -     System Boundary Zoning Diagrams

                  -     Classification/Pressurization Diagrams

                  -     Control Diagrams

                  -     Air Handling Equipment Arrangement

                  -     Ductwork Plans and Sections

                  -     Equipment Schedules

                  -     HVAC Details

                  -     Sprinkler, FM-200 Performance Specification

                  -     Equipment Specs.

                  -     Ductwork Specs.

                  -     HVAC Insulation Specs.

                  -     Control System Spec.

                  -     Sprinkler and FM-200 subcontract

                  -     HVAC Subcontract

                  -     Engineering Equipment Requisitions

                  -     Technical Bid Tabulations

                  -     Vendor Drawing/Documentation comments

                  Construction Support:

                  -     Participation in the development of the Test and Balance
                        Plan

                  - Field Resolution of HVAC/Fire Protection related questions

                  - Check compliance of HVAC/Fire Protection equipment and installation to Kvaerner specifications

                  - Participation in preparation of HVAC/Fire Protection related items punch list(s)

                  - Provide technical assistance during precommissioning of equipment

                  -     AutoCAD Disks of Construction Issued Documents

      3.8   PLANT DESIGN

            3.8.1 PRELIMINARY ENGINEERING DESIGN

                  The Plant Design Group will develop, establish and prepare process and utility equipment arrangement and location plans. An Underground Plumbing Routing Plan including utility hook ups (water, sewer, etc.) will also be prepared for submittal to the Planning Board. Preliminary Piping Design Routing drawings for the Process and Utility Piping and Aboveground Plumbing Systems will also be developed and prepared as a Basis for the Estimate. In addition, Design Basis #10 will also be produced.

                  All activities are to be performed concurrently as much as is practical.

[KVAERNER(TM) LOGO]                                            SCOPE OF WORK
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            3.8.2 DETAIL ENGINEERING DESIGN

                  The Plant Design Group will work with the Process, HVAC and Architectural Groups to finalize the P&ID's and to establish final equipment locations/orientation and confirm floor space requirements for the facility utilizing an electronic 3D CAD Model.

                  They will further develop and complete the detailed design of all process, utility and building plumbing services and then finalize and check all of the systems' designs within the electronic 3D CAD Model, utilizing the piping materials specification database developed and maintained by the Plant Engineering Group.

                  This includes the design routing of the piping header systems for the plant steam and plant/process chilled glycol systems, the individual branch pipelines from the header valves or branch connection to each individual HVAC unit, and the design routing of the Heating Hot Water Piping System which serves the HVAC reheat coils.

                  The Plant Design Group will also locate and install all piping specialties into the appropriate pipelines and on the appropriate vessels (or other equipment as necessary) in the electronic 3D CAD Model, utilizing the piping specialties database developed and maintained by the Plant Engineering Group.

                  The Plant Design Group will also locate and install all in-line instruments into the appropriate pipelines and on the appropriate vessels (or other equipment as necessary) in the electronic 3D CAD Model, utilizing the in-line instrument database developed and maintained by the Process Controls Group.

                  Upon completion of the electronic 3D CAD Model checking phase, they will extract detailed engineering design drawings and documents from the 3D Model sufficient for construction. 2D CAD generated drawings will also be created for specific designs as necessary to support the 3D design deliverables and complete the identification of scope.

                  All activities are to be performed concurrently as much as is practical.

            3.8.3 PROCUREMENT ASSISTANCE

                  The Plant Design Group will review the vendor drawings/documentation submittals for compliance to Kvaerner and project requirements and comment. They will develop and prepare the scope of work for the Mechanical (Piping, Plumbing, Equipment) Installation subcontract packages, in conjunction with the Plant Engineering Group.

                  All activities are to be performed concurrently as much as is practical.

[KVAERNER(TM) LOGO]                                            SCOPE OF WORK
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            3.8.4 CONSTRUCTION SUPPORT

                  The Plant Design Group will provide field resolution of equipment, piping and plumbing related contractor questions. They will also check compliance of piping to Kvaerner/ImClone specifications, FDA, cGMP regulations. The group will also assist in the preparation of piping/plumbing punch list(s). Members of the Group will also be assigned to the Commissioning Team.

            3.8.5 DELIVERABLES

                  Plant Design, Piping Design, Plumbing Design

                  -     Equipment Arrangements

                  - Multi-discipline Interstitial Space Lane Systems Co-ordination drawing

                  - Process and Utility Piping Design Installation Isometrics - Above Ceiling

                  - Process and Utility Piping Design Installation Isometrics - Below Ceilings

                  -     Utility Services Piperacks Plan drawings

                  -     Process Piping Details

                  -     Utility Piping Details

                  -     WFI System Isometrics

                  -     DIW System Isometrics

                  -     Clean Steam System Isometrics

                  -     CIPS/CIPR System Isometrics

                  -     Underground Plumbing Plans

                  -     Aboveground Plumbing Plans

                  -     Water and Natural Gas Riser Diagrams

                  -     Sanitary Storm Drainage Riser Diagrams

                  -     Plumbing Schedules and Details

                  -     Plumbing Specifications

                  - Subcontract, Equipment, Piping, Plumbing Installation Scope of Work

                  Construction Support:

                  -     Participation in the development of the Piping Testing
                        Plan

                  - Field Resolution of piping and plumbing related contractor questions

                  - Check compliance of piping to Kvaerner/ImClone specifications and FDA, cGMP regulations

                  -     Compliance of Plumbing to State and Local Codes

                  -     Participation in preparation of Piping/Plumbing Punch
                        List(s)

                  -     AutoCAD Disks of Construction Issue Documents

[KVAERNER(TM) LOGO]                                            SCOPE OF WORK
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      3.9   PLANT ENGINEERING

            3.9.1 PRELIMINARY ENGINEERING DESIGN

                  The Plant Engineering Group will provide valve and specialty item take-offs from the P&ID's to support the cost estimate. These materials, in conjunction with the material take-offs for piping provided by the Plant Design Group, will be priced by the Plant Engineering Group to provide a total installed cost for the piping systems on the project.

                  The Plant Engineering Group will develop the required piping specifications to support the project scope and form a basis of the cost estimate. In addition, they will also provide the necessary input of the piping material and specialty materials data into the electronic 3D Cad Model database and validate that the materials database is complete, correct and current over the life of the Project.

                  All activities are to be performed concurrently as much as is practical.

            3.9.2 DETAIL ENGINEERING DESIGN

                  Piping Material Specifications, as well as other specifications such as Insulation, Painting, Fabrication, etc., will be finalized and issued sufficient for construction by the Plant Engineering Group. Piping Stress Analysis, Pipe Support Design and Material Control and Requisitioning will also be performed by the Plant Engineering Group, in accordance with Design Basis No. 5.

                  In addition, they will also provide the necessary input of the piping material and specialty materials data into the electronic 3D Cad Model database and validate that the materials database is complete, correct and current over the life of the Project.

                  All MTOs required from the electronic 3D Cad Model will be extracted, tabulated, and managed by the Plant Engineering Group.

                  All activities are to be performed concurrently as much as is practical.

            3.9.3 PROCUREMENT ASSISTANCE

                  The Plant Engineering Group will prepare the requisitions for the materials identified in DB-5 as well as the subcontract requisitions for the mechanical work, insulation and painting. The Plant Engineering Group shall provide technical bid evaluations for all materials purchased by the group, and will provide technical assistance to others, including the contractors, regarding technical acceptability of alternates.

                  All activities are to be performed concurrently as much as is practical.

[KVAERNER(TM) LOGO]                                            SCOPE OF WORK
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            3.9.4 CONSTRUCTION SUPPORT

                  The Plant Engineering Group will provide construction assistance with technical issues on piping materials and specifications, as well as reviewing the construction for compliance with the piping requirements. Materials tracking and reporting assistance will also be provided, as per a Materials Management Plan

            3.9.5 DELIVERABLES

                  The Plant Engineering Group will provide the specifications, requisitions and drawings as delineated in Design Basis 5.

      3.10  PROCUREMENT

            Working as Agent for ImClone, the Procurement Team will prepare and issue packages for equipment, instrumentation, electrical and all other necessary material and equipment for bid and purchase on ImClone paper. They will prepare Commercial/Technical Evaluations for these items and will coordinate Kvaerner's review of vendor documentation submittals to insure compliance with specification requirements. Expediting of deliveries of all purchased goods and the set up and maintenance of the vendor document files is also a key part of the Kvaerner procurement function.

           3.10.1 DELIVERABLES

                  Design Phase

                  -     Issue all inquiry packages for bid

                  -     Commence the Commercial and Technical Bid Tab Analysis

                  - Condition all Vendor offerings for strict compliance with project requisitions and specifications

                  -     Compile Bidders list for Client review and approval.

                  - Review and formulate necessary commercial documents for project use.

                  -     Purchasing Procedure

                  - Prepare ImClone purchase orders or change orders for ImClone signature

      3.11  SUBCONTRACTS

            The Subcontract Group will assist Project and Construction Management in the preparation of Subcontracts. The Subcontract Group will prepare subcontract inquiry packages for bid. They will prepare commercial bid tabs and technical bid tabs, and issue subcontracts for construction. They will maintain the subcontracts through construction.

           3.11.1 DELIVERABLES

                  -     Subcontract Procedure

                  -     Subcontract Bidders List

[KVAERNER(TM) LOGO]                                            SCOPE OF WORK
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           3.11.2 CHANGE ORDERS

                  - Written scope document to accompany HO originated design revisions

                  - Implementation of all FWO's and HO initiated changes as Subcontract Amendments

      3.12  CONSTRUCTION MANAGEMENT

            Construction Management will consist of the following services:

                  - Provide assistance to the design team and lead constructability reviews

                  - Participation in the development of the Subcontract Plan and Subcontract Scopes of work

                  -     Logistics Plan

                  - Participation in the development of the CPM Construction, Commissioning and Validation schedule

                  - Maintain and control all equipment and material purchased by ImClone as per a Materials Management Plan

                  -     Facilitate the safe work of the ImClone Subcontractors

                  -     Co-ordination of the Subcontractors

                  -     Scheduling the work of the Subcontractors

                  -     Field resolution of Subcontractor questions

                  -     Insuring installation is per drawings and specifications

                  -     Receiving equipment purchased

                  -     Preparing monthly progress reports

                  -     Verifying Subcontractors progress invoices

                  - Insuring safety regulations are adhered to by Subcontractors

                  -     Witnessing tests of equipment and installation.

                  -     Facilitating subcontractor "as-built" mark-ups

                  -     Lead in the development of Punch Lists by system or area

                  - Participation in the planning of the Commissioning/ Start-up by system or area

                  -     Commissioning/Start-up assistance.

                  - Assistance in development of Turnover Books and facilitation of ImClone acceptance of individual systems for care, control and custody

      3.13  COMMISSIONING ASSISTANCE

            A joint Kvaerner/Subcontractor/Vendor Commissioning Team will be developed to assist ImClone in the commissioning of the facility. This team will include an ImClone team leader, members of the construction management team, various engineering design leads, the Validation Manager, members of the validation team, and third party personnel.

            The commissioning Team Leader will develop a Commissioning Plan. As described in earlier sections, each utility and equipment system will be commissioned after mechanical completion and prior to Validation (IQ) completion.

[KVAERNER(TM) LOGO]                                            SCOPE OF WORK
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           3.13.1 DELIVERABLES

                  PRIOR TO MECHANICAL COMPLETION OF INDIVIDUAL SYSTEMS

                  -     Commissioning Plan

                  - Participation in the development of the Factory Acceptance Test (FAT) plan(s) by vendors; witness FATs (with ImClone)

                  - Participation in the development of the Site Acceptance Test (SAT) plan; witness SATs (where applicable)

                  - Equipment vendors receive the documentation matrix and deliver the required validation documents, including IQ datasheet

                  - Equipment vendors receive and perform the requirements outlined in the instrument calibration specification.

                  - Selected equipment vendors receive and comply with Control System Requirement and Testing Specification.

                  - Equipment vendors perform and supply all documentation required for validation

                  - Witness the Software Testing and Factory Acceptance Testing of selected equipment prior to shipment as approved by ImClone.

                  - Ensure Subcontractor provides As-Built P&ID and equipment arrangement drawing mark-ups for Kvaerner group to CADD

                  - Verify all lighting and power requirements are supplied as designed.

                  AFTER MECHANICAL COMPLETION OF INDIVIDUAL SYSTEMS

                  - Organize the start up and testing of equipment that includes training of Commissioning Team and ImClone operators by selected equipment vendors.

                  - Run all air handlers for a minimum of 1 week to ensure all room temperature, humidity, and pressurization requirements are maintained.

                  -     Test all equipment using water and air.

                  - Test all utility systems at peak consumption, if possible, to verify Maximum designed output.

                  - Test all utilities and equipment using the O.Q. Protocol as a basis.

                  In addition to the above activities, it is the Commissioning Team's responsibility to manage and track/progress the transition from construction to commissioning of the facility, and ultimately to final Installation and Operational Qualification testing.

      3.14  VALIDATION

           3.14.1 DESIGN REVIEWS

                  Validation personnel will be assigned to the project full time during the Preliminary and Detail Engineering Design phases to review specifications and designs and to perform cGMP audits.

[KVAERNER(TM) LOGO]                                            SCOPE OF WORK
COMMERCIAL FACILITY                                      DATE: NOVEMBER 26, 2001
IMCLONE SYSTEMS INCORPORATED                                   REV.:           E
BRANCHBURG, NJ                                                 PAGE:    28 OF 29

--------------------------------------------------------------------------------

           3.14.2 VALIDATION MASTER PLAN

                  Prior to the completion of Preliminary Engineering, the draft Validation Master Plan will be prepared and submitted for ImClone approval.

           3.14.3 INSTALLATION QUALIFICATIONS (IQ)

                  IQ documentation and protocol development will begin by Kvaerner during the design engineering stage of the project. Key components of the IQ development are P&ID's and material specifications. Documentation for IQ execution will include review of materials of construction. Actual IQ execution by Kvaerner of the approved protocol will begin prior to each system's mechanical completion (see definition in Section 2.4).

           3.14.4 OPERATION QUALIFICATIONS (OQ)

                  OQ documentation and protocol developments will begin by Kvaerner, where possible, at the design stage, and will be completed when the equipment operating manuals are received. Before OQ execution by ImClone commences, SOPs for operation, cleaning and preventive maintenance must be developed by ImClone and protocol must be approved. Personnel training for specific pieces of equipment must also be documented.

           3.14.5 PERFORMANCE QUALIFICATION SUPPORT (PQ)

                  ImClone is responsible for the planning and execution of the PQ of the facility.

           3.14.6 DELIVERABLES

                  - Development of a draft Validation Master Plan specific to the Commercial Facility

                  - Review of documentation, system drawings, P&ID's, etc., as appropriate.

                  -     cGMP audit of the facility design

                  -     Assist in the development of Factory Acceptance Test
                        (FAT) plans (by vendors); witness FATs

                  -     Development and execution of Installation
                        Qualification(IQ) protocols

                  - Development of the Site Acceptance Test (SAT) plan; witness SATs

                  -     Review of the commissioning plan.

                  - Participate as a member of the commissioning team to ensure equipment is ready for qualification and the proper documentation has been compiled.

                  -     Development and Execution of Operation Qualification
                        (OQ) protocols

                  -     Collation of data from protocol execution

                  - Ensure that the agreed to changes to the draft protocol and final report documents are incorporated into the final documents

                  - Ensure that any problems encountered during protocol execution are brought to the attention of the ImClone Project Manager

                  -     Write separate IQ/OQ Final Reports for each system.

[KVAERNER(TM) LOGO]                                            SCOPE OF WORK
COMMERCIAL FACILITY                                      DATE: NOVEMBER 26, 2001
IMCLONE SYSTEMS INCORPORATED                                   REV.:           E
BRANCHBURG, NJ                                                 PAGE:    29 OF 29

--------------------------------------------------------------------------------

           3.14.7 IMCLONE WILL BE RESPONSIBLE FOR THE FOLLOWING:

                  -     Providing IQ and OQ protocol format

                  - Reviewing and approving protocols and final reports on a timely basis, and co-ordination of comments on to one mark up document

                  - Ensuring that draft SOPs are in place prior to OQ protocol execution

                  - Ensuring that the proper training has taken place prior to OQ protocol execution

                  - Providing equipment and operators during protocol execution.

                  -     Witness Factory Acceptance Tests (FAT's)

                  -     Supplying validation test equipment

                  -     Development and execution of Performance Qualification
                        (PQ) Protocols.

           3.14.8 CLARIFICATION AND ASSUMPTIONS:

                  - Protocol format will be established prior to the start of protocol development. ImClone will provide Kvaerner with a disc copy of the protocol format to be used for IQ, OQ, and the Final Report.

                  - Protocols will be circulated to ImClone personnel for a single review. All ImClone comments will be consolidated onto a single document prior to being returned to Kvaerner. All document development and comments to the protocols must adhere to the dates listed in the project schedule in order to meet the targeted completion date.

                  - All validation test equipment (if required) will be supplied by ImClone.

                  - Protocols will be approved before any validation execution will take place.

                  - Preparation of SOPs for operation, cleaning, preventative maintenance and calibration, and cleaning qualification studies are not included in the Kvaerner scope.

                  - ImClone will be required to operate all equipment during validation testing.

                                                                 Exhibit F

                           IMCLONE COMMERCIAL FACILITY

                   MECHANICAL COMPLETION - GENERAL DEFINITION

1. Construction of the facility shall be completed and evidenced by documented verification reasonably satisfactory to Owner that all aspects of the installation are architecturally and mechanically complete, and adhere to the design and installation specifications, as well as to the documented specifications of applicable suppliers. Facility will be turned over to Owner on a system-by-system (or sub-system) basis as defined by each system checklist and the Turnover Sequence Guideline.

2. All installations forming a part of the Work shall have been completed including, without limitation, structural work, piping, mechanical equipment, laboratory and production equipment, HVAC, electrical and instrumentation work, and telecommunications work, all in accordance with the Project drawings and specifications, P&IDs, and applicable codes. By way of further clarification, the following activities must be completed and Owner must have received, in connection therewith, the appropriate documentation and certifications:

            - Verified receipt of all equipment (includes skid mounted equipment/components), instrument and specialty items purchased for the Project.

            - Installation of all equipment, including setting, anchoring, reassembly (where required). Connection of all utilities to all equipment (including skids).

            - Piping systems are to be completely fabricated, installed, tested, flushed and in-line instruments and other in-line devices ready for operation.

            - Electrical polarity checks and installation resistance measurements are to be complete and satisfactory.

            - Instruments and process controls are to be bench calibrated, installed, and dry loop checked. PLC and SCADA control components for the custom and/or standard equipment packages and CIP Systems, respectively, are installed, software loaded and factory tested.

            - All rotating equipment is to be checked for freedom of rotations, correct rotational direction, and cold alignment.

            - Critical pipe supports and spring hangers, if applicable, are to be checked for proper adjustment to cold conditions.

            - Lighting and power distribution is to be completed in accordance with the requirements set forth in the specifications.

            - Appropriate lubricants are to be applied as specified by suppliers.

            - HVAC systems are to be checked and tested and initial balance, controls and complete systems are to be fully operational with all written test and balancing reports submitted to and approved by the Owner's Project Manager/Engineer. This includes cleaning, installation of filters/belts and alignment of fans. Final balance to be completed as punch-list item. Lubricants to be provided by Owner and installed by contractors under the direction of Kvaerner.

            - Building and power control systems are to be completely tested and operational.

                           IMCLONE COMMERCIAL FACILITY

                   MECHANICAL COMPLETION - GENERAL DEFINITION

            - All locks, signs, and barricades previously under construction control are to be removed. The care, custody and control of the turned over systems is by Owner from this point forward.

            - Mechanical, pneumatic, and hydrostatic pressure/tightness tests of utility systems are to be completed and documented.

            - The building (erection/installation of walls, interiors, roofing, windows, doors, hardware, etc.) is to comply with the drawings and specifications and such compliance is documented.

            - All facility equipment is to be installed in accordance with the supplier's recommendations and the project specifications.

            - All utilities, infrastructure, and ancillary systems connected to or associated with the facility equipment are to be in accordance with the project drawings and specifications. These systems are to be ready for commissioning and available for the installation qualification (IQ) effort.

            - All installation activities that are critical for starting IQ or that may affect the operation, safety of the equipment and operators, processing parameters or quality attributes of the product are to be completed.

            - Pre-commissioning and turnover documentation (as outlined in turnover sequence document) is to be completed and submitted to Owner for approval.

            - As-built mark-up drawings (current as of mechanical completion) are to be submitted and approved, by Owner, from all sub-contractors and or suppliers. Kvaerner produced CAD as-builts to follow.

            - Construction cleaning (free of construction materials, dirt, dust, and debris) of building areas consistent with area classification (cGMP and non-classified areas).

3. The Master Punch List (on a system by system basis) shall be completed with agreed upon documented exceptions approved by Owner's PM/PE. The completion of these items must be done so as to not affect the occupancy or operation of the facility. The list shall include items that were identified as "errors and omissions" and "out of scope" items (regardless of when identified). For fee purposes, "out of scope" items generated during Master Punch List preparation will not be considered in determining Mechanical Completion. Completion of all items is the responsibility of Kvaerner.

4. "Sign-off" of all "building systems" and components thereof is required and shall be completed. "Sign-off" means the agreement of the Owner's PM/PE that said systems and components have successfully met the requirements of the specifications and drawings. Testing, to demonstrate that the Work is complete as designed and capable of being used for its intended purpose, shall be completed. Prior to any such testing, Kvaerner shall provide Owner with proposed testing criteria for Owner's approval. "Building Systems"

                           IMCLONE COMMERCIAL FACILITY

                   MECHANICAL COMPLETION - GENERAL DEFINITION

      means all mechanical, electrical and other operating building components required for complete operation of the facility.

5. All final Equipment and System Documents, including Maintenance Manuals, Operational Manuals and Test and Balance Reports have been submitted to Owner within 60 days of Mechanical Completion. These include, without limitation: (i) "as-built" drawings, (including dimensional outline, cross sectional, component or detail, assembly, erection, foundation, or loading), (ii) installation, operating, and maintenance manuals in those quantities reasonably required by Owner (including, without limitation, all required components of operation criteria, maintenance procedures and warranty/service details, and shall be professionally organized and bound), (iii) wiring diagrams, (iv) certified performance curves, test data, and calculations, as set forth in the specifications, (v) HVAC Test and Balance Reports including reports for any specialized exhaust or air handling equipment (including fume hoods), (vi) Supplier Certifications and Witness Testing, (vii) spare parts list with appropriate drawing cross references and ordering information, and (viii) all other items required by the specifications.

      The above information shall also be submitted on an on-going basis as received from equipment vendors/sub-contractors.

6. Maintenance and operational training of Owner's personnel by equipment vendors/sub-contractors as directed by Kvaerner to provide working knowledge of all systems shall be completed at least four (4) weeks prior to commencement of the Operational Qualification (OQ). Upon Owner's request, additional training shall be provided after sign-off.

7. Pre-commissioning activities shall be part of the Mechanical Completion scope. This includes the management of sub-contractors during start-up and pre-commissioning activities.

8. In the event of any conflict between this "Mechanical Completion - General Definition" and the remainder of Exhibit F, the provisions of this "Mechanical Completion - General Definition" section shall control.

                           IMCLONE COMMERCIAL FACILITY

                           TURNOVER SEQUENCE GUIDELINE

GENERAL OBJECTIVES:

1. Team Effort: Kvaemer Project Management, Kvaerner Construction, Kvaemer Validation, Kvaemer Commissioning, ImClone Project Management, ImClone Commissioning, ImClone Facilities, ImClone

Manufacturing, ImClone Validation

2. Confirm Mechanical Completion Turnover and Commissioning Trailer Files are complete. Effort will allow more time to resolve issues.

3. All of the durations in the Turnover Schedule are based on the following sequence: Mechanical Completion ----> Commissioning ----> IQ ----> OQ.

RESPONSIBILITIES

KVAERNER is responsible for proper system installation, mechanical completion and submitting turnover package to commissioning (ImClone and Kvaerner Team) on or before scheduled mechanical completion date. Included in the package:

      -     Non-Qualified and Qualified Systems (outside skid boundaries):
            Applicable specifications, requisitions, drawings and lists will be utilized as a checklist. Each item will be initialed and dated. Discrepancies will be resolved.

      - Qualified Systems: Utilize qualification documents as a checklist to ensure proper utility connections and service where possible.

Note: Kvaerner will not be required to verify components of skid-mounted equipment.

Note: No items will be left blank. N/C will be entered for "Not Checked".

COMMISSIONING TEAM (Kvaerner and ImClone) is responsible for completing activities as stated on spreadsheet (including functional portion of draft OQ on qualified systems) and Submitting Acceptance sign-off sheet to ImClone's Plant Owner and Validation Manager on or before scheduled commissioning completion date.

- Qualified Systems: Utilize qualification documents as a checklist to ensure compliance with protocol prior to Mechanical Completion and turnover checklists to Kvaemer Construction for inclusion in Mechanical Completion Turnover package.

SEQUENCE:

THREE-WEEKS BEFORE MECHANICAL COMPLETION (OR BEFORE)

- Joint review of draft IQ to Identify tasks to be done and resource responsible

-     Joint review of system boundary if required

-     Joint Safety - Review

- ImClone Metrology will compare the instruments included in the Protocols with the most recent instrument list. Validation will be informed of any discrepancies.

- Create preliminary work list include completion of system outside boundary with responsibility and realistic target completion dates assigned.

-     Kvaerner starts to put together Turnover package.

                           IMCLONE COMMERCIAL FACILITY

                           TURNOVER SEQUENCE GUIDELINE

- A mutually, agreed upon list of documents shall be prepared (by Kvaemer) and shall be used as a checklist to insure that the turnover package is complete. This list shall be distributed to the appropriate sub-contractor(s), ImClone PM/PE and ImClone Commissioning Team Leader.

TWO WEEKS BEFORE MECHANICAL COMPLETION (OR BEFORE)

-     Complete appropriate checklists

-     Review Work List with Kvaemer

-     Kvaemer to present draft Turnover Package

ONE WEEK BEFORE MECHANICAL COMPLETION

- Complete Turnover Package with acceptable punch list. Assign responsibility and completion dates.

DAY BEFORE MECHANICAL COMPLETION DATE AND BEYOND

- Submit Turnover Packageto for approval to appropriate ImClone Commissioning Team Leader with copy transmittal to ImClone PM/PE.

- After acceptance of Package, Validation will be informed that system file is available for audit.

- Continue to track actual Mechanical Completion beyond initial boundary and track completion of punch list (Kvaemer will track the Mechanical Completion Punch-list and ImClone Commissioning Team Leader will track the Commissioning Punch-list)

IMPORTANT NOTE: Once a Mechanical Completion or Commissioning Turnover Package is approved by the appropriate parties, the addition of items to a punch-list included in the package must be approved (initialed and dated) by the same parties that approved the package initially.

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

                        CONSTRUCTION OPERATION PROCEDURE


APPROVED BY:
                -------------------------------------
                V. P. Central Construction Operations


AUTHORIZED BY:
                -------------------------------------
                Sr. V. P. Construction Operations

1.0   MECHANICAL COMPLETION AND PRECOMMISSIONING

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

      1.1   General

            This procedure defines the responsibilities of both Kvaerner and the Owner with regards to the work required to make the installation ready for initial operation.

            The completion of the work that is the responsibility of Kvaerner, is set forth in Section 2.0, Mechanical Completion and Section 5.0, Division of Responsibilities.

            Performance of the work that is the responsibility of the Owner, is set forth in Section 3.0, Precommissioning and Section 5.0, Division of Responsibilities.

            This procedure is intended to expand and supplement, but not to supersede or vary, the general terms and conditions of the contract. In the event of any conflict between this procedure and the contract terms, the contract terms shall govern.

      1.2   Definition of Terms

            1.2.1 "Mechanical Completion," when referring to an item of work, a subportion of the plant, a process system, a unit or the entire facility, means that Kvaerner has provided erection in accordance with drawings, specifications, applicable codes and all other contractual requirements.

                  It is recognized that painting, paving, insulation (when part of Kvaerner scope) as well as final clean-up must be completed by Kvaerner before the installation is deemed "final complete".

                  However, at the time of mechanical completion of a unit, a system or an area, this work need not be complete, but should be in a sufficiently advanced state of completion so as not to unreasonably interfere with subsequent activities or affect safety.

            1.2.2 "Precommissioning" is defined as the Owner's prestart-up checkout, loop checks, system adjustment, equipment and system activation, purging materials and Owner operations required to prepare the facility for initial operation.

            1.2.3 "Completion of Construction" means that Kvaerner has provided erection in accordance with drawings and specifications, and other items referred to in the definition of "Mechanical Completion", plus final cleanup and completion of painting and insulation work.

            1.2.4 "Initial Operation" is the responsibility of the Owner, and is carried out by Owner's personnel.

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

            1.2.5 "Kvaerner" means the Kvaerner Company, any of its divisions, and any party duly authorized to act on Kvaerner's behalf.

            1.2.6 "Owner" means the party for whom the facility, or any subpart of the facility, is being installed, erected, or constructed; and will ultimately accept full care, custody, control, and title to the completed works.

      1.3   Schedules

            Kvaerner will develop, based upon the target dates for completion specified in the contract, a sequence of work completion activities, which support an orderly turnover.

            So that initial operation may commence at the earliest possible date, precommissioning work should, insofar as is reasonably possible, proceed before the entire installation is Mechanically Complete.

      1.4   Personnel

            By written agreement between Kvaerner and Owner, Kvaerner can provide non-technical and technical personnel, and specialized subcontract services, as required to assist the Owner in precommissioning and initial operations of the facility.

            The number and type of personnel provided by Kvaerner will be determined by special and separate agreement between Kvaerner and Owner.

            Kvaerner would be reimbursed for the services of these personnel as follows:

            1.4.1 Non-technical Personnel (Craftsmen) - Kvaerner shall be reimbursed on the same basis as used in the contract work.

            1.4.2 Technical Personnel and/or Operations Advisers - Kvaerner
                  shall be reimbursed for the services of these personnel on a per diem basis (to include living costs), plus reasonable travel costs to and from the jobsite.

            1.4.3 Specialized Subcontract Services (HEPA Certification, Scale
                  Calibration, etc.) - Kvaerner shall be reimbursed for subcontract cost as used in the contract work.

2.0   MECHANICAL COMPLETION BY KVAERNER

      2.1   Scope

            This section of the procedure defines the work to be performed by Kvaerner to achieve mechanical completion. The general outline of mechanical completion work is described in the following subparagraphs, however, for specific items, refer to the Division of Responsibilities, Section 5.0.

      2.2 Erection in Accordance with Drawings, Specifications and Applicable Codes

            2.2.1 The plant shall be erected in accordance with the drawings and vendor prints issued for the project.

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

            2.2.2 The work and materials shall be installed in accordance with the project specifications and vendor's instructions, as issued.

            2.2.3 Applicable codes, as listed in the project specification, shall be followed for materials, workmanship and testing.

      2.3   Non-operating Adjustments and Cold Alignment

            2.3.1 The procedure for the completion of field fabrication, erection and installation, as called for on the design drawings, as set forth in the engineering specifications and as outlined in the manufacturer's installation instructions shall also include non-operating adjustments and cold alignment checks on equipment such as steam generators, water treatment equipment, chillers, bioreactors, bioinactivation skids, centrifuges, WFI stills, CIP systems, TFF filter skids, hot water skids, chromatography columns, autoclaves, glass washers, pumps, compressors, blowers, agitators, emergency generators, elevators, conveyors and other miscellaneous specialty equipment.

            2.3.2 All rotating equipment will be checked (driver and driven) for freedom of rotation prior to performing any alignment.

                  Factory coupled rotating equipment shall be uncoupled in the field and checked for freedom of rotation.

                  After freedom of rotation has been checked, the driver shall be momentarily energized to "bump" the driver. Upon verifying that proper rotation direction exists, the driver and driven equipment shall be aligned to specified tolerances.

                  After acceptance of the alignment, the coupling shall be installed.

            2.3.3 On pumps, compressors, fans and other mechanical equipment the piping and ducting flanges shall be fitted-up, in close parallel and lateral alignment, prior to tightening and bolting.

            2.3.4 Pipe supports, spring hangers, including constant support-type supports, shall be checked for proper adjustment of travel, and correctly positioned for the cold condition after installation. Sanitary piping supports shall be used in all areas. Hangers which have been set at the factory shall require the travel positions checked after installation. Free draining / sloped piping systems shall be checked for proper slope and support.

            2.3.5 After all testing is complete on corrugated-type and packed expansion joints, remove the temporary wood blocks, temporary steel strapping, shipping rods and spacers, (which were provided to prevent damage to the joint during shipment, storage, or field construction and testing).

      2.4   Electrical Polarity Checks and Insulation Resistance Measurements

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

            2.4.1 Proper rotation and insulation resistance megger checks shall be made for all electrical motor drivers.

            2.4.2 After installation, the electrical instrument circuits shall be checked for continuity.

      2.5   Installation and Inspection of Vessel Internals

            2.5.1 Vessel internals shall be installed according to process specifications and manufacturer's instructions.

            2.5.2 Vessel internals which are installed in the field shall be inspected to ensure proper installation and a final inspection shall be made by the Owner.

            2.5.3 Catalyst/Chemical Charges - A vessel will be considered mechanically complete when it is ready to receive the desiccants, sieves and the catalyst/chemical charge. The party installing the charge will be responsible for final heading-up of the vessel. (Unless otherwise indicated in the Division of Responsibilities Table.)

      2.6   Initial Packing of Pumps

            Kvaerner shall install initial pump packing or seals in accordance with manufacturer's recommendations.

      2.7   Mechanical, Hydrostatic and Pneumatic Tightness Tests

            2.7.1 The testing of pressure vessels, exchangers, and other such items of equipment shall have been conducted by the manufacturer or fabricator in accordance with the codes and specifications under which such equipment has been procured and manufactured. No further testing shall be performed, unless the equipment was damaged in transit, required field repair, or field alteration.

            2.7.2 The testing of mechanical equipment and package systems shall have been conducted by the manufacturer in accordance with the codes and specifications under which such equipment has been procured and manufactured. No further testing shall be performed, unless the equipment was damaged in transit, required field repair, or field alteration.

            2.7.3 The pressure testing of installed instruments, including relief valves, shall have been performed by the manufacturer where called for by the specification under which such equipment has been procured and manufactured. No further pressure testing shall be performed.

            2.7.4 Pneumatic circuits shall be checked for tightness and routing continuity with appropriate media.

      2.8   Inspection Check of Piping and Instrumentation Versus Flow Diagrams

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

            An inspection check of piping and instrumentation, as installed, shall be made by Kvaerner to ensure proper installation in accordance with the latest versions of the Process & Instrument Diagrams (P&ID's).

      2.9   Service Representatives

            2.9.1 Construction Phase of Work - During the construction phase of the work, Kvaerner will arrange for the services of vendor representatives to assist and inspect the installation of equipment items as deemed necessary by Kvaerner.

                  Owner will furnish the services of manufacturer's representatives for Owner-furnished and Kvaerner-installed equipment.

                  In both cases above, Kvaerner will furnish the necessary craftsmen and/or field supervision required to assist the service representative in his work.

            2.9.2 During Precommissioning and Initial Operations - Owner will arrange for the necessary service representatives required by Owner to precommission and/or start initial operation of the equipment. Owner will furnish necessary craft assistance to manufacturer's service representatives, if required, to adjust said equipment. Owner may request this assistance from Kvaerner per Paragraph 1.4 above.

      2.10  Lubricants

           2.10.1 Owner will review manufacturer's lubrication recommendations and advise Kvaerner of lubricants to be used.

           2.10.2 Owner will provide all operating lubricants.

           2.10.3 Kvaerner will make initial installation of operating lubricants.

      2.11  Mechanical Completion Acceptance

           2.11.1 When Kvaerner considers that portions of the installation (a unit, system or area) are mechanically complete, Kvaerner shall notify Owner in writing (Form DP-870-1.001). If Owner concurs, Owner shall promptly (within 24 hours) approve such notification for that portion, or, if Owner does not concur, Owner shall promptly (within 24 hours) notify Kvaerner, in writing, of any unfinished work or deficiency to be corrected. Failure of Owner to approve a Certificate of Acceptance or to provide a list of unfinished work and/or deficiencies within ten (10) calendar days after notification, shall constitute approval and acceptance by Owner of mechanical completion of the unit, system or area. Kvaerner shall notify Owner in writing when all listed exceptions, if any, have been corrected.

           2.11.2 When all of Kvaerner's work, as defined in this procedure, has been completed Kvaerner shall submit a final Certificate of Acceptance to the Owner. The Owner shall approve the final Certificate of Acceptance for the entire installation within fourteen (14) calendar days of submittal. Mechanical

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

                  Completion of the plant shall be deemed approved and accepted by the Owner, if no response is received at the end of the fourteen (14) day review period.

      2.12  Care, Custody and Control

            Upon Owner's acceptance of mechanical completion for agreed upon areas of the installation, Owner shall assume care, custody and control of such portions of the completed work, and shall also maintain them in satisfactory operating condition until completion of the entire facility.

      2.13  Forms for Mechanical Completion Acceptance

            Form DP-807-1.001 is the form for notification and acceptance of mechanical completion, which shall be used, either for parts of the installation or for final acceptance.

3.0   PRECOMMISSIONING BY OWNER

      3.1   Scope

            This section of the procedure defines the precommissioning work that is to be done by the Owner in order to prepare the installation for initial operation.

            This work includes running-in and doweling of pumps, compressors, turbines, motors, seals, and other machinery and/or mechanical equipment, mechanical seal systems; adjustments to packing of pumps and valves; removal and/or cleaning of strainers, where required; functional test, setting or calibration of instruments, loop checks, setting of relief devices or alarms; flushing and drying of systems, chemical cleaning, hot alignment checks; charging of the plant with utilities, chemicals, catalysts and/or other operating materials, and the individual items, per the Division of Responsibilities,
            Section 5.0 of this specification.

            Owner shall provide necessary qualified maintenance and/or operations personnel during this precommissioning period.

      3.2   Commissioning of Utility Systems

            Commissioning of systems which involve the transfer of utility media (i.e., electric power, air, water, fuel, gas, steam, etc.) to or from the installation, and which are needed to run-in and adjust equipment, shall be the responsibility of the Owner. The operation of valves, removal of blinds, etc., shall be done by Owner.

            Owner will be responsible for the safety and control of "hot" and "cold" work permits issued during the activation of the systems noted above.

      3.3   Drying-Out of Process Equipment

            The drying-out of process lines or items of equipment (i.e., furnaces, reactors, etc.), where such drying-out is a process requirement (i.e., critical operating temperatures or possible contamination of catalysts), shall be the responsibility of the Owner.

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       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

4.0   INITIAL OPERATION BY OWNER

      4.1   Scope

            Initial operation is the responsibility of the Owner, and is carried-out by Owner's personnel.

4.2   General

            Initial Operation

            Owner will:

            4.2.1 Activate and operate utility systems.

            4.2.2 Perform general tightness tests, where required, after precommissioning work but prior to introduction of process fluids.

            4.2.3 Perform hot bolting of piping and equipment.

            4.2.4 Install rupture disc, orifice plates, etc.

            4.2.5 Introduce feedstock to the installation and establish operating conditions.

            4.2.6 "Tune" instruments when process fluids are available, and finalize control mode settings, and commission other instruments.

5.0   DIVISION OF RESPONSIBILITIES

      5.1 The attached list defines, for each type of equipment, what work is to be done by Kvaerner to meet the requirements for mechanical completion.

      5.2 Kvaerner shall perform the checks, tests and other work listed in accordance with Kvaerner's specifications, drawings, and applicable codes.

      5.3 The list also defines, for each type of equipment, what work is to be done by Owner during precommissioning of the installation.

      5.4 Items of equipment not specifically shown in the checklist shall be handled in the same manner as similarly-listed equipment.

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

                                                                                                  BY
     EQUIPMENT                   MECHANICAL COMPLETION AND PRECOMMISSIONING                    KVAERNER             BY
                                        DIVISION OF RESPONSIBILITIES                                              OWNER
5.1
Vessels               1.     Install internals not shop installed and perform any tests            X
                             required by specifications.

                      2.     Install packing where required.                                       X

                      3.     Clean out all vessels and open manholes and other                     X
                             openings for final inspection by Owner's operating staff.

                      4.     Inspect internals as deemed necessary for operational                                  X
                             inspection.

                      5.     Head up vessels.                                                      X

5.2
Bio-Reactors          1.     Install internals not shop installed and perform any tests            X
                             required by specifications.

                      2.     Unhead vessels.                                                       X

                      3.     Inspect vessels.                                                                       X

                      4.     Loop check-out auxiliaries, control systems, alarms,                                   X
                             signals, shutdown devices for continuity.

                      5.     Head up vessels.                                                      X

5.3
Tanks                 1.     Unhead and check internals.                                           X

                      2.     Cleanout for Owner inspection.                                        X

                      3.     Inspect internals and gauging equipment, etc.                                          X

                      4.     Head-up after inspection.                                             X

                      5.     Strap tanks (if required).                                                             X

5.4                   1.     Internal inspection or testing to be done only if
Shell and Tube               specifically called for by Kvaerner or vendor                         X
Exchangers                   specifications or drawings.

                      2.     Verify hydrostatic test pressure is intact and/or perform             X
                             hydrostatic test on graphite exchanges prior to off-
                             loading.

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       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

                                                                                                  BY
     EQUIPMENT                   MECHANICAL COMPLETION AND PRECOMMISSIONING                    KVAERNER             BY
                                        DIVISION OF RESPONSIBILITIES                                              OWNER
                      3.     Usually commissioned without further work.                                             X

5.5
Cooling Towers        1.     Install proper lubricants supplied by Owner.                          X

                      2.     Check fan rotation manually for freedom of movement.                  X

                      3.     Couple fan to motor after motor bumped for rotation.                  X

                      4. Check motor nameplate speed, horsepower and voltage against data sheets

                      5.     Check fan rotation, vibration, vibration switches and                 X
                             blade setting.

                      6.     Check basin for cleanliness and install screens in suction            X
                             pit.

                      7.     Check bearing temperatures and vibration of fans and                                   X
                             pumps.

5.6                   1.     Perform a cold hydrostatic test (for packaged boilers                 X
Fired Boilers                only if specified). Drain water after test, if required.

                      2.     Install refractory.                                                   X

                      3.     Connect burner piping after fuel lines have been blown                X
                             clean.

                      4.     Check registers and dampers.                                          X

                      5.     Cure furnace refractory by following manufacturer's                                    X
                             recommended cycles.

                      6.     Operate boiler auxiliaries for boiler.                                                 X

                      7.     Provide chemicals for boilout.                                                         X

                      8.     Commission utilities for boilout.                                                      X

                      9.     Boilout in accordance with boiler manufacturer's instructions.                         X

                      10.    Arrange for manufacturer's start-up services, if required.                             X

                      11.    Blowdown each steam tracing line ahead of steam traps.                                 X

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       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

                                                                                                  BY
     EQUIPMENT                   MECHANICAL COMPLETION AND PRECOMMISSIONING                    KVAERNER             BY
                                        DIVISION OF RESPONSIBILITIES                                              OWNER
                      12.    Blowdown steam lines to H.P. steam turbines until all                                  X
                             scale is removed from lines.

5.7                   1.     Set and cold align units or drives to approximate "hot                X
Pumps and                    set" as recommended by manufacturer. Furnish record
Agitators                    of alignment to Owner.

                      2.     Install proper lubricants supplied by Owner.                          X

                      3.     Install packing and/or seals if not factory installed.                X

                      4.     Check pump and/or agitator rotation manually to ensure                X
                             freedom of movement.

                      5.     Couple units to drivers after motor has been "bumped"                 X
                             for rotation.

                      6.     Install temporary strainers in suction piping.                        X

                      7.     Make final check of cold alignment.                                   X

                      8.     Check all vents, drains, seals, flushing, bypasses, etc.,             X
                             for conformance to specifications and drawings.

                      9.     Check motor nameplate speed, horsepower and voltage                   X
                             against data sheets.

                      10.    Check alignments, bearing temperatures, vibration, etc.
                             during flushing operations; report any malfunctions to                                 X
                             Kvaerner.

                      11.    Check and run-in pumps, maintain them after turnover,
                             make final hot alignment check and do any required                                     X
                             doweling of the pumps and drivers.

                      12.    When necessary, clean pump screens after pumps have                                    X
                             been in operation for a reasonable period.

5.8
Vacuum
Equipment             1.     Hydrotest as required by specifications.                              X

                      2.     Treat vacuum pumps as per 5.10 (1 thru 11).                           X

                      3.     Air test entire system; check all j joints for leaks.                 X

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       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

                                                                                                  BY
     EQUIPMENT                   MECHANICAL COMPLETION AND PRECOMMISSIONING                    KVAERNER             BY
                                        DIVISION OF RESPONSIBILITIES                                              OWNER
                      4.     Perform cold static vacuum test on system.                                             X

5.9
Compressors,
Gears and Drives      1.     Treat compressors and small blowers per Paragraph                     X
                             5.10 (1 thru 11).

                      2.     Install equipment and make piping corrections, as                     X
                             required to obtain proper alignment.

                      3.     Check compressor, suction piping, interstage piping,
                             and ensure each is free of mill scale, weld spatter, and
                             loose and foreign material resulting from any prior                   X
                             cleaning activity.

                      4.     Install temporary strainers in suction piping.                        X

                      5.     Install proper lubricants and oil supplied by Owner.                  X

                      6.     Install packing and/or seals if not factory installed.                X

                      7.     Check driver and driven units rotation manually to                    X
                             ensure freedom of movement.

                      8.     Set cold alignment for approximate "Hot Set" as directed              X
                             by manufacturer's specifications.

                      9.     Couple driver to driven units if electric drive after motor           X
                             has been bumped for rotation.

                      10.    Loop check-out auxiliaries, control systems, alarms,                                   X
                             signals, shutdown devices for continuity.

                      11.    Commission piping systems required for run-in tests.                                   X

                      12.    Commission and run-in lube and seal oil systems,                                       X
                             circulate oil and replace with clean oil, etc., as required.

                      13.    Check run-in and maintain compressor and driver.                                       X

                      14.    Check lube oil during operation for water or other                                     X
                             contaminants.

                      15.    Check bearing temperatures, vibration, etc., during                                    X
                             operation.

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

                                                                                                  BY
     EQUIPMENT                   MECHANICAL COMPLETION AND PRECOMMISSIONING                    KVAERNER             BY
                                        DIVISION OF RESPONSIBILITIES                                              OWNER
                      16.    Make hot alignment of compressors and do any required                                  X
                             doweling of the compressors and drivers.

                      17.    Remove all temporary screens, etc., after a reasonable
                             period of operation.

                      18.    Arrange for manufacturer's start-up services, if required.                             X

5.10
Mechanical            1.     Install all equipment and make duct work and piping                   X
Equipment such               corrections as required to obtain proper alignments.
as: CIP Skids, WFI
Stills, Clean Steam
Generators
Autoclaves, Glass
Washers
Centrifuges, etc.

                      2.     Install proper lubricants supplied by Owner.                          X

                      3.     Install packing and/or seals if not factory installed.                X

                      4.     Check driven equipment rotation manually to ensure                    X
                             freedom of movement.

                      5.     Couple driven equipment to motors after motor has been                X
                             bumped for rotation.

                      6.     Check out alignment as directed by manufacturer's                     X
                             specifications.

                      7.     Loop check-out auxiliaries, control systems, alarms,                                   X
                             signals, etc., for continuity.

                      8.     Commission piping, ductwork, lube oil systems, etc.,                                   X
                             required for run-in tests.

                      9.     Check and run-in and maintain the equipment during                                     X
                             initial operation.

                      10.    Check bearing temperatures, vibrations, etc., during                                   X
                             initial operation.

                      11.    Check lube oil during operations for water or other                                    X
                             contaminants.

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

                                                                                                  BY
     EQUIPMENT                   MECHANICAL COMPLETION AND PRECOMMISSIONING                    KVAERNER             BY
                                        DIVISION OF RESPONSIBILITIES                                              OWNER
                      12.    Make hot alignment of equipment and do any required                                    X
                             doweling of the equipment and drivers.

                      13.    Arrange for manufacturer's start-up services, if required.                             X

5.11
Miscellaneous         1.     Install all miscellaneous mechanical equipment such as                X
Mechanical                   loading arms, racks, mixers, filters, agitators, scales,
Equipment                    cranes, fans, etc.

                      2.     Install, lubricate as required, perform mechanical checks             X
                             and adjust all equipment prior to turning over to Owner.

                      3.     Calibrate all solids weighting and measuring devices in                                X
                             their field-installed operating positions.

                      4.     Remove all rust preventives and oils used to protect the              X
                             equipment during the construction period whenever
                             these protective materials will be detrimental to
                             operation.

                      5.     Conduct individual equipment noise surveys, as required                                X
                             by the Occupational Safety and Health Administration or
                             the Owner's specifications.

                      6.     Document all survey data.                                                              X

                      7.     Inspect facilities for completeness and correctness of                X
                             installation and make any non-operating checks to
                             ensure conformance to specifications.

                      8.     Operate all equipment and supply and load all chemical                                 X
                             and agents related to waste treatment.

                      9.     Obtain the services of a waste treatment consultant to                                 X
                             advise and monitor the system operation, as required by
                             the Owner.

5.12
Water Treating
Equipment,            1.     Carry out checks required for pumps, motors, turbines,                X
Deionizers, Sand             vessels and instruments as noted under appropriate
Beds, etc.                   sections.

                      2.     Functional check of all field-mounted valves, switches by             X
                             simulated contact closing.

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

                                                                                                  BY
     EQUIPMENT                   MECHANICAL COMPLETION AND PRECOMMISSIONING                    KVAERNER             BY
                                        DIVISION OF RESPONSIBILITIES                                              OWNER
                      3.     Install initial charge of ion exchange bed materials, sand            X
                             bed materials, etc.

                      4.     Provide and charge chemicals.                                                          X

                      5.     Provide operation check of cycle timing and equipment                                  X
                             operation during initial operation.

                      6.     Arrange for manufacturer's start-up services, if required.                             X

                      7.     Provide test pump for wells; test well delivery; and flush                             X
                             wells as they are made available.

5.13
Instruments and
Control               1.     Pressure test and check for continuity, all instrument                X
                             tubing runs.

                      2.     Blow down all instrument air lines and tubing                                          X
                             immediately before commissioning.

                      3.     Blow down all instrument process lead lines after                                      X
                             flushing.

                      4.     Stroke all valves and set all controllers to the correct              X
                             action.

                      5.     Set all field-mounted switches in accordance with                     X
                             instrument data sheets.

                      6.     Bench calibrate instrument and control system. Tag and                X
                             record instruments as they are calibrated.

                      7.     Check continuity of electrical circuits, systems and                  X
                             thermocouple or RTD leads.

                      8.     Fill air line lubricators with lubrication oil supplied by            X
                             Owner.

                      9.     Tune instruments when process fluids are available.                                    X
                             (Finalize control mode settings).

                      10.    Positive Displacement Flow Meters

                             Blind-off or remove from line during hydrostatic tests; do            X
                             not run on water.

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

                                                                                                  BY
     EQUIPMENT                   MECHANICAL COMPLETION AND PRECOMMISSIONING                    KVAERNER             BY
                                        DIVISION OF RESPONSIBILITIES                                              OWNER
                      11.    Orifice Plates

                             a.  Check material; measure bore with inside                          X
                                 micrometer; check against data sheets.

                             b.  Deliver orifice plate to Owner for installation.                  X

                             c.  Install orifice plates after completion of line flushing                           X
                                 or steam line blowdown.

                      12.    Torque Tube Level Devices

                             a.  Check mechanical operation and direction.                         X

                             b.  Commission instrument during operation.                                            X

                             c.  Make calibration checks during operation.                                          X

                      13.    Float Switches

                             a.  No calibration required; check mechanical                         X
                                 movement against output

                             b.  Commission instruments.                                                            X

                      14.    Gauge Glasses

                             Clean and check illuminators                                          X

                      15.    Pressure Gauges

                             Install immediately prior to turnover since subject to                X
                             damage during construction, except on insulated lines,
                             where installation will be as required.

                             a.  Witness                                                                            X

                      16.    Local Thermometers

                             Same practice as for pressure gauges.                                 X

                      17.    Hand Control Valves

                             Actuate each valve manually to ensure that it strokes                 X
                             properly through 100% range.

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

                                                                                                  BY
     EQUIPMENT                   MECHANICAL COMPLETION AND PRECOMMISSIONING                    KVAERNER             BY
                                        DIVISION OF RESPONSIBILITIES                                              OWNER
                      18.    Rupture Discs

                             a.  Check material against data sheets, install                       X
                                 holders.

                             b.  Deliver rupture discs to Owner for installation.                  X

                             c.  Install rupture discs after flushing and blowdown.                                 X

                      19.    Control Valves

                             Lubricate as required. Activate CV's through full range.              X

                      20.    Positioners

                             Check mechanical linkage.                                             X

                      21.    Distributed Control Systems

                             a.  Interconnect all vendor supplied cables                           X
                                 including grounding and power wiring.

                             b.  Power system and perform site acceptance test                     X
                                 (field wiring not connected).

                             c.  Follow steps a through d Section 5.20, item 11.                   X

                                 I.   Witness                                                                       X

                             d.  Power field instruments and check for proper                                       X
                                 valve action for analog loops.

                                 i.   Witness                                                                       X

                             e.  Perform function checkout by simulating field                                      X
                                 contacts and signals for verification of proper
                                 wiring.

                                 i.   Witness simulation test. Perform operational                                  X
                                      sequence test/

                      22.    Seal Fluids

                             Install seal fluids after completion of line flushing, testing,                        X
                             etc.

                      23.    Arrange for manufacturer's start-up services if required,                              X
                             for all instrument devices.

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

                                                                                                  BY
     EQUIPMENT                   MECHANICAL COMPLETION AND PRECOMMISSIONING                    KVAERNER             BY
                                        DIVISION OF RESPONSIBILITIES                                              OWNER
5.14
Safety Valves         1.     Blind-bind off/or gag all PSV's during line testing.                  X

                      2.     Remove blinds after testing.                                          X

                      3.     Conduct tests required by code, law or insurance.                                      X

5.15                  1.     Perform any special tests and special cleaning,                       X
Piping                       passivation or pickling required by drawings and
                             specifications.

                      2.     Hydrostatic or pneumatic test all piping as required by               X
                             drawings and specifications.

                      3.     Owner to provide any special media for testing, flushing                               X
                             and/or cleaning purposes.

                      4.     Owner to dispose of all special test media.                                            X

                      5.     Expansion joints shall be provided with temporary                     X
                             restraints, if required, for additional pressure load under test or shall be isolated from the test.

                      6.     Provide and install all strainers, both temporary and                 X
                             permanent, figure eight blanks and temporary blanks
                             called for on drawings and specifications.

                      7.     Check steam tracing system for tightness and also                     X
                             proper tagging of individual shutoff valve and traps.

                      8.     Make a final flowsheet check of the piping system.                    X

                      9.     Supply and install line identification tags and signs.                                 X

                      10.    Additional flush or blowout lines at Owner's discretion.                               X

                      11.    Remove control valves, install blinds, etc., as needed for                             X
                             Owner's line flushing and replace when flushing is
                             completed.

                      12.    Check each steam tracing loop for continuity.                                          X

                      13.    Blowdown each steam tracing line ahead of steam traps.                                 X

                      14.    Remove temporary strainers after water flushing.                                       X

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

                                                                                                  BY
     EQUIPMENT                   MECHANICAL COMPLETION AND PRECOMMISSIONING                    KVAERNER             BY
                                        DIVISION OF RESPONSIBILITIES                                              OWNER
                      15.    Check steam trap operations on a once-a-shift duration                                 X
                             during the initial operation of steam and steam tracing
                             system.

5.16                  1.     Transformers
Electrical
Inspection                   a.  Check oil level.                                                  X
and Checkout
                             b.  Examine for mechanical damage, oil leaks, etc.                    X

                             c.  Check no-load tap changer for proper movement.                    X
                                 Place tap in center position unless instructed
                                 otherwise.

                             d.  Witness tests.                                                                     X

                      2.     Switchgear

                             a.  Inspect for damage and missing parts, alignment,                  X
                                 clearance of moving parts, etc.

                             b.  Verify that instrument transformers, instruments,                 X
                                 relays, fuses and other devices are of proper type, size
                                 and rating.

                             c.  Test or check direct trip breakers.                               X

                             d.  Perform one minute "megger" test.                                 X

                             e.  With breaker in test position, test operation with                X
                                 local, remote and manual operation.

                             f.  Test automatic transfer equipment by simulating                   X
                                 power failure or under voltage conditions.

                             g.  Set all relays in accordance with job relay                       X
                                 schedule.

                             h.  Check fuse holders for damage and fuses for size                  X
                                 and rating.

                                 I.   Witness tests.                                                                X

                      3.     Cable

                             a.  Test cables rated at less than 5000 volts with 500                X
                                 volt-megohm instrument.

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

                                                                                                  BY
     EQUIPMENT                   MECHANICAL COMPLETION AND PRECOMMISSIONING                    KVAERNER             BY
                                        DIVISION OF RESPONSIBILITIES                                              OWNER
                             b.  Give high potential test to cables and terminations               X
                                 rated at 5000 volts and above. Test voltage to be
                                 80% of IPCEA factory test values.

                             c.  Witness tests.                                                                     X

                      4.     Plant Ground System

                             a.  Measure actual resistance to ground at the ground                 X
                                 loop or grid.

                             b.  Check resistance to ground of all equipment and                   X
                                 tank grounds which connect to individual ground
                                 rods.

                             c.  Witness tests.                                                                     X

                      5.     Transformer or Generator Neutral Resistance Ground

                             a.  Check grounding transformer, resistor, current                    X
                                 transformer and relay for size and rating, and set
                                 relay in accordance with job relay schedule.

                             b.  Witness tests.                                                                     X

                      6.     Main Power Supply

                             a.  Set supply breaker relays and energize supply line.                                X

                             b.  Close main breaker and check phase rotation and                   X
                                 voltage.

                             c.  Energize feeders.                                                 X

                      7.     Motor Starters

                             a.  Inspect for damage, missing parts, and mechanical                 X
                                 operation.

                             b.  Check circuit breakers, fuses, overload relays,                   X
                                 current and potential transformers for size, rating
                                 and setting.

                             c.  If oil immersed, check oil level and type of oil.                 X

                             d.  Check relay meter and control systems for continuity.             X

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

                                                                                                  BY
     EQUIPMENT                   MECHANICAL COMPLETION AND PRECOMMISSIONING                    KVAERNER             BY
                                        DIVISION OF RESPONSIBILITIES                                              OWNER
                             e.  Test starter and control circuit with "megger".                   X

                                 I.   Witness tests.                                                                X

                      8.     Induction Motors

                             a.  With motor disconnected from load, check bearing                  X
                                 lubrication and rotate by hand.

                             b.  Perform one minute "megger" test and dry motors                   X
                                 which show unacceptable low values.

                             c.  Bump motor and check rotation.                                    X

                             d.  Run motor and check temperature and vibration                                      X

                      9.     Auxiliary Power Supplies

                             a.  Check battery and charger for damage and check
                                 electrolyte for level and specific gravity.                       X

                             b.  Adjust charging current and voltage.                                               X

                             c.  Check emergency generator and automatic transfer                                   X
                                 equipment for automatic starting generation and
                                 transfer with simulated loss of normal power.

                             d.  Check static power system for AC and DC input                                      X
                                 voltage and verify that transfer is automatic by
                                 simulating loss of AC supply.

                      10.    Electronic Instrument Loops

                             a.  Check all terminations for proper and tight                       X
                                 connections, check loops for continuity and
                                 accidental ground.

                             b.  Inspect all terminal boxes for drains and breathers,              X
                                 cable seals and moisture.

                             c.  Check for proper type T/C wire.                                   X

                             d.  Check power supply and fuses at control board,                    X
                                 control loops and field instruments

                             e.  Witness checkout.                                                                  X


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

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

                                                                                                  BY
     EQUIPMENT                   MECHANICAL COMPLETION AND PRECOMMISSIONING                    KVAERNER             BY
                                        DIVISION OF RESPONSIBILITIES                                              OWNER
                      11.    Kvaerner Designed Electrical Control. Systems

                             (For mechanical packaged equipment, refer to Paragraph 2.7.2)

                             a.  Check continuity of all electrical circuits.                      X

                             b.  Check function and control arrangement of field                                    X
                                 mounted switches.

                             c.  Perform functional checkout by simulating field                                    X
                                 contacts and signals.`

                             d.  Perform sequence tests.                                                            X

5.17
Fire Protection       1.     Check firewater mains, laterals and hydrants for                      X
Facilities                   completeness of installations.

                      2.     Hydrotest firewater mains and laterals.                               X

                      3.     Commission and, afterward, operate firewater mains,                                    X
                             laterals, hydrants and other firefighting equipment.

5.18
Buildings             1.     Check for completeness of work as shown on drawings.                  X

                      2.     Check installation of all equipment provided by Kvaerner              X
                             and Owner furnished items installed by Kvaerner.

                      3.     Provide initial balance of HVAC systems.                              X

                      4.     Commission lavatories, elevators, and all other building                               X
                             services equipment.

                      5.     Start-up and adjust HVAC systems under the direction of                                X
                             Owner's maintenance group or service contract
                             personnel.

                      6.     Assume building and equipment maintenance upon                                         X
                             occupancy.

                      7.     Provide all furniture and business equipment, unless                                   X
                             otherwise specified.


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

       BIOTECH/PHARMACEUTICAL MECHANICAL COMPLETION, PRECOMMISSIONING AND
                              ACCEPTANCE PROCEDURE
--------------------------------------------------------------------------------

   FORM NO                          TITLE                        REV      DATE
DP-807-1.001   Certificate of Acceptance (Direct Hire Version)    1     01 FE 93
DP-807-1.002   Master Punch List                                  1     01 Fe 93
DP-807-1.003   Punch List                                         1     01 FE 93


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